Exhibit 10.1

Subscription Documents for AMMO, Inc.

UNITS OF CONVERTIBLE PROMISSORY NOTES AND WARRANTS TO PURCHASE

COMMON STOCK

PLACEMENT AGENT:

JOSEPH GUNNAR & CO., LLC

January 2, 2020

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SUBSCRIPTION BOOKLET

This Booklet contains the following documents which must be executed and delivered by you if you wish to invest in AMMO, Inc. (“AMMO” or the “Company”):

A.	Summary of the Offering and Executive Summary

B.	Subscription Agreement;

C.	Form of 8% Convertible Promissory Note (the “Notes”);

D.	Form of Warrant (the “Warrants”);

E.	Confidential Subscriber Questionnaire (Natural Persons);

EE.	Confidential Subscriber Questionnaire (Entities);

F.	Tax Certification for U.S. Persons and Non-U.S. Persons;

G.	Risk Factors;

H.	Lock-Up Agreement;

I.	SEC Reports; and

J.	Investor Presentation

Natural person investors must sign and return copies of Items B, E, F, and H.

Entity investors must sign and return copies of Items B, EE, F, and H.

All investors should submit their executed subscription documents along with a check payable to “Signature Bank, as Escrow Agent for AMMO, Inc.” to Joseph Gunnar & Co., LLC, 30 Broad Street, 11th Floor, New York, NY 10004, Attn:. Documents can also be scanned and delivered by email to or faxed to, attention. Wired funds are preferred to checks and accordingly, investors that desire to wire funds directly to the escrow account should effectuate a wire transfer in the amount of their investment as follows:

Name of Bank: Bank Address: ABA Number: A/C Name: A/C Number:	Signature Bank 261 Madison Avenue, New York, NY 10016 Signature Bank as Escrow Agent for AMMO, Inc. [

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All subscription funds will be held in a non-interest bearing escrow account in the Company’s name at Signature Bank, 261 Madison Avenue, New York, NY 10016 pending a closing. Subject to earlier termination by either AMMO, Inc. or Joseph Gunnar & Co., LLC (the “Placement Agent”), the Units will be offered through January 15, 2020, which period may be extended by AMMO, Inc. and the Placement Agent, in our mutual discretion, to a date not later than January 30, 2020. If either the Company or the Placement Agent rejects a subscription, either in whole or in part, the rejected subscription funds or the rejected portion thereof will be returned promptly to the investor without interest or deduction. The minimum subscription is $100,000 per investor but the Company, in its sole discretion, may waive such minimum investment requirement from time to time.

Questions regarding completion of these documents should be directed to, Alternative Investment Coordinator at or. All information should be typed or printed in ink. All changes must be initialed by the investor. It is suggested that the investor make and retain copies of the completed subscription documents.

NASAA UNIFORM LEGEND:

In making an investment decision, investors must rely upon their own examination of the person or entity creating the SECURITIES and the terms of the offering, including the merits and risks involved. THE UNITS CONSISTING OF THE NOTES, WARRANTS, and the shares underlying the NOTES AND warrants have not been recommended by any federal or state securities commissions or regulatory authority. THE UNITS CONSISTING OF THE NOTES, WARRANTS, and the shares underlying the NOTES AND warrants offered hereby have not been registered under the Securities Act OF 1933, AS AMENDED, or the securities laws of any state, and are being offered and sold in reliance upon exemptions from the registration requirements of said act and such laws. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense.

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ITEM A — SUMMARY OF THE OFFERING AND EXECUTIVE SUMMARY

AMMO, INC.

SUMMARY OF THE OFFERING

The following summary is qualified in its entirety by the detailed information appearing elsewhere in this Subscription Booklet and related Exhibits. Although this Subscription Booklet may provide potential subscribers with some references to subject headings, the information appearing under those headings is not necessarily a complete or exclusive discussion or description of that subject. References in this Subscription Booklet to the “Company,” “we,” “us” and “our” and words of similar import refer to AMMO, Inc. and its subsidiaries.

An investment in the securities offered hereby involves a high degree of risk. Prospective subscribers are urged to read this Subscription Booklet and Exhibits carefully and in their entirety including the risk factors set forth in Exhibit G.

The Company:	AMMO, Inc.
Offering:

Units (the “Units” and each a “Unit”) consisting of (i) an 8% Convertible Promissory Note in the principal amount of $100,000 (each a “Note” and collectively the “Notes”) of the Company that matures nine months after issuance, and (ii) a five-year warrant (each a “Warrant” and collectively the “Warrants”) to purchase a number of shares of the Company’s Shares of Common Stock, par value $0.001 per share (the “Shares”).

Amount of the Offering:

A minimum of $1,000,000 (the “Minimum Amount”) and up to $2,000,000 (the “Maximum Amount”) from accredited investors and/or non-U.S. persons to be identified by the Company, at a purchase price of $100,000 per Unit.

Notes:

The principal balance and unpaid accrued interest on the Notes will automatically convert into the securities issued in the Qualified Financing of the Company upon the closing of a Qualified Financing (as defined below) at a per share conversion price equal to 66.7% of the per share purchase price of shares or other units in the Qualified Financing (the “Conversion Price”). As used herein, “Qualified Financing” means the closing of a firm commitment underwritten public offering of Shares or Units consisting of Shares and warrants to purchase Shares which results in gross proceeds of not less than $7.5 million and the Shares being traded on a national securities exchange. The Notes mature on the nine month anniversary of the Original Issue Date (the “Maturity Date”). If a Qualified Financing has not occurred on or before the Maturity Date, the Conversion Price is 50.0% of the arithmetic mean of the VWAP in the ten consecutive Trading Days immediately preceding the Maturity Date.

Warrants:	Each investor shall be issued a Warrant to purchase Shares of the Company at a per share exercise price equal to (a) if a Qualified Financing has occurred on or before nine months after the Original Issue Date, at the per share or per unit purchase price in the Qualified Financing or (b) if a Qualified Financing has not occurred on or before nine months after the Original Issue Date, the closing ten day VWAP in the ten trading days immediately preceding the Maturity Date. The number of Shares issuable upon exercise of each Warrant shall be an amount equal to the quotient obtained by dividing 50% of the principal amount of the Notes by the Conversion Price of the Notes which price shall not be known until the Maturity Date. The Warrants contain an anti-dilution protection feature, to adjust the exercise price if shares are sold or issued for a consideration per share less than the exercise price then in effect (subject to certain exemptions).

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Lock-Up Agreement:

As a condition of the offering, each purchaser is required to execute a lock-up agreement. During the applicable lock-up period, purchasers may not offer for sale, contract to sell, sell, distribute, grant any option, right or warrant to purchase, pledge, hypothecate or otherwise dispose of, directly or indirectly, any shares of our common stock issuable upon conversion of the notes or upon exercise of the warrants until the earlier of (i) the Maturity Date of the Notes and (ii) 120 days following the date of the closing of the Qualified Financing.

Resale Registration Statement:

The Company will use commercially reasonable best efforts to file a registration statement on Form S-1 within 30 days of the closing of the offering registering for resale the shares issuable upon conversion of the notes and upon exercise of the warrants. The Company shall use commercially reasonable efforts to cause such registration to become effective within 90 days following the closing date (or 120 days in the event of a “full review” by the SEC) and to keep such registration statement effective at all times until no purchaser owns any warrants or warrant shares issuable upon exercise thereof.

Minimum Subscription:	The minimum subscription amount per subscriber is $100,000; provided that the Company may accept subscriptions for the Units in lesser amounts in its sole discretion.
Placement Agent:

The Units are being offered to U.S. investors on our behalf by Joseph Gunnar & Co., LLC (the “Placement Agent”), and we have agreed to pay a cash fee of eight percent (8%) of the gross proceeds raised from the sale of the Units in the Offering and issue with it five (5)-year warrants to purchase such number of shares equal to five percent (5%) of the Shares underlying the Notes and the Warrants, at an exercise price equal to 125% of the Conversion Price of the Notes which price shall not be known until the Maturity Date.

Closings:

The Company may, in its discretion at any time prior to January 15, 2020 which period may be extended by the Company and the Placement Agent, in their mutual discretion and without prior notice to investors, hold an initial closing for the Minimum Amount (“Initial Closing”) and, at any time and from time to time after the Initial Closing, may hold subsequent closings (each such closing, including the Initial Closing, a “Closing,” and the final such Closing, the “Final Closing”), in each case, with respect to any Units for which subscriptions have been accepted prior to such date.

Escrow Account:

The subscription amounts will be placed in a non-interest bearing escrow account established by us and the Placement Agent with a third party. Upon, and following, the completion of the Initial Closing and prior to January 15, 2020, which period may be extended by AMMO, Inc. and the Placement Agent, in our mutual discretion, to a date not later than January 30, 2020, the Company will be permitted to access these escrowed funds.

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Investors:

Sales of the Units will be made only to “accredited investors,” as defined in Rule 501(a) of the Securities Act of 1933, as amended (the “Securities Act”) in an offering intended to be exempt from registration pursuant to Rule 506 under the Securities Act, or to “non-U.S. persons,” as defined in Regulation S of the Securities Act.

Expenses:	The Company and each investor shall be responsible for their own expenses.
Subscription Requirements:

An investor must deliver to the Company: (i) a signed Subscription Agreement; (ii) the completed applicable Confidential Subscriber Questionnaire; (iii) the completed Tax Certification for U.S. Persons and Non-U.S. Persons; (iv)the purchase price for the Units to the Company; and (v) the executed Lock-Up Agreement.

Use of Proceeds:	The proceeds of this bridge financing will be used for working capital and general corporate purposes and to pay a portion of the outstanding Jageman Note, in its discretion.
Shares Outstanding:	As of November 14, 2019, there were 45,766,128 Shares of the Company’s Common Stock outstanding.
Confidentiality:

Subject to required disclosure to governmental agencies and other disclosure required as a matter of law, the existence of the Subscription Booklet, the identity of the subscribers, the provisions contained herein, as well as the discussions between the parties hereto and their respective agents, will be held in confidence by the parties hereto and their agents and representatives, and they will provide such information only to those parties with a need to know of the existence of this Summary of the Offering and the provisions herein (such receiving parties to be similarly subject to confidential agreements or duties). The subscribers and the Company further agree they will not use any portion of the information and data provided to such party by the other party for any purpose other than the consummation of the transaction contemplated by the Subscription Booklet.

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EXECUTIVE SUMMARY

This summary highlights certain information with respect to the Company contained elsewhere in this Subscription Booklet. This summary does not contain all of the information that you should consider before purchasing securities. You should read this entire offering carefully, including the information under the heading “Risk Factors,” before investing in the securities.

Corporate History

We were formed under the name Retrospettiva, Inc. in November 1990 to manufacture and import textile products, including both finished garments and fabrics, but ceased operations in 2001. We were inactive from 2001 until following a series of events starting in December 2016. On December 15, 2016, our then principal stockholders sold their outstanding Common Stock to Fred W. Wagenhals, who is our Chairman of the Board, President, Chief Executive Officer, and largest stockholder. On the same date, Mr. Wagenhals became the sole officer and director of our company. As of December 30, 2016, we changed our trading symbol to POWW; we changed our state of incorporation from California to Delaware; we engaged in a 1-for-25 reverse stock split; and we commenced our current business as AMMO, Inc.

Our principal stockholder, Fred Wagenhals, had organized another company on October 13, 2016, which immediately began to take steps to commence the ammunition business. We combined with that company in March 2017, resulting in our acquisition of all the shares of its common stock for 17,285,800 shares of our Common Stock and our succession to its business.

We entered into licensing an endorsement agreement with Jesse James, a well-known motorcycle and gun designer, in October 2016, and a license and endorsement agreement with Jeff Rann, a well- known wild game hunter, guide, and spokesman for the firearm and ammunition industry, in February 2017; received a federal firearms license from the Bureau of Alcohol, Tobacco, and Explosives in February 2017; purchased an ammunition manufacturing facility in Payson, Arizona in March 2017; and built a management team and otherwise prepared ourself to participate in the ammunition industry.

On September 28, 2017, AMMO Technologies Inc. (“ATI”), an Arizona corporation, which is 100% owned by us, merged with Hallam, Inc, a Texas corporation, with ATI being the survivor. Under the terms of the Merger, we, the sole shareholder of AMMO Technologies Inc., issued to Hallam, Inc.’s two shareholders, 600,000 shares of our common stock, subject to restrictions, and payment of $200,000. The first payment of $100,000 to the Hallam, Inc. shareholders was paid on September 13, 2017, and the second payment of $100,000 was paid on February 6, 2018.

During the summer of 2018, we also began conversations to acquire a small technology company named SW Kenetics Inc. SW Kenetics Inc. developed an innovative line of modular projectiles primarily geared toward tactical military operations. On July 6, 2018 we signed a letter of intent to purchase their company, as we believe their designs, coupled with our STREAK or O.W.L. Technology will position us to more aptly complete for military contracts. On September 27, 2018, we entered into a definitive agreement and plan of merger to acquire SW Kenetics Inc. for a total of up to $1,500,000 in cash and issue 1,700,002 restricted shares of the Company’s common stock. The agreement specifies that $1,250,000 of the cash is deferred pending completion of specific milestones and the 1,700,002 shares of common stock are subject to claw back provisions to ensure agreed upon objectives are met. The acquisition was completed on October 5, 2018.

On March 15, 2019, Enlight Group II, LLC, a wholly owned subsidiary of AMMO, Inc., completed its acquisition of selected assets of Jagemann Stamping Company’s ammunition casing, projectile manufacturing and sales operations pursuant to the terms of the Amended and Restated Asset Purchase Agreement dated March 14, 2019. In accordance with the terms of the Amended APA, Enlight Group II, LLC paid Jagemann Stamping Company a combination of $7,000,000 in cash, $10,400,000 delivered in the form of a Promissory Note, and 4,750,000 shares of AMMO, Inc. Common Stock.

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This acquisition was a critical element in the Company’s long-term strategy as it secures its supply chain for these important components and creates a more competitive pricing structure that it can leverage across all its targeted markets. This also greatly enhances the Company’s plant capacity and technical expertise required for the further development of military grade projectiles.

Corporate Structure

We were formed under the name Retrospettiva, Inc. in November 1990 to manufacture and import textile products, including both finished garments and fabrics. We were inactive until the following series of events in December 2016 and March 2017.

On December 15, 2016, the Company’s majority shareholders sold 475,681 (11,891,976 pre-split) of their outstanding shares to Mr. Fred W. Wagenhals (“Mr. Wagenhals”) resulting in a change in control of the Company. Mr. Wagenhals was appointed as sole officer and the sole member of the Company’s Board of Directors.

The Company also approved (i) doing business in the name AMMO, Inc., (ii) a change to the Company’s OTC trading symbol to POWW, (iii) an agreement and plan of merger to re-domicile and change the Company’s state of incorporation from California to Delaware, and (iv) a 1-for-25 reverse stock split (“Reverse Split”) of the issued and outstanding shares of the common stock of the Company. As a result of the reverse split, the previous issued and outstanding shares of common stock became 580,052 shares; no shareholder was reversed below 100 shares, and all fractional shares resulting from the reverse split were rounded up to the next whole share. All references to the outstanding stock have been retrospectively adjusted to reflect this split. These transactions were effective as of December 30, 2016.

On March 17, 2017, the Company entered into a definitive agreement with AMMO, Inc. a Delaware Corporation (PRIVCO) under which the Company acquired all of the outstanding shares of common stock of (PRIVCO). Under the terms of the Agreement, the Company issued 17,285,800 newly issued shares of common stock of the Company. In connection with this transaction the Company retired 475,681 shares of common stock and issued 500,000 shares of common stock to satisfy an issuance commitment. The acquisition was considered to be a capital transaction. The transaction was the equivalent to the issuance by PRIVCO of 604,371 shares to the Company’s shareholders accompanied by a recapitalization. The weighted average number of outstanding shares has been adjusted for this transaction. (PRIVCO) subsequently changes its name to AMMO Munitions, Inc.

Overview

Our vision is to modernize the ammunition industry by bringing new technologies to market. We intend to do that through acquisition and application of intellectual property that is unique to the industry and through investing in manufacturing equipment and processes that enable us to compete globally.

When we began our operations in early 2017, our focus was to sell the inventory of ammunition we acquired through an asset purchase of a private company located in northern Arizona. The inventory consisted primarily of standard pistol and rifle rounds and two proprietary lines that had not received much traction in the market. We sold the remaining inventory at a discount during 2017 to help fund the development of our manufacturing operations. This accounted for the majority of our sales through the end of the third quarter of the calendar year of 2017.

With the prior inventory successfully sold and new products being produced, our next objective for the calendar year ending December 31, 2017 was to identify ammunition technologies unique to the industry that could be quickly implemented by our manufacturing team. We met with several organizations and projectile manufacturers looking for innovative products that could be used to establish us as a niche or high-end manufacturer for the recreational shooter, the American hunter, law enforcement, and military forces. Among the first of these technologies to meet our requirements was STREAK VISUAL AMMUNITION™, a one-way luminescent or OWL Technology application. We believe our STREAK VISUAL AMMUNITION™ line is the only non-incendiary tracer round in the ammunition market today. We secured the exclusive license to manufacture and sell the STREAK VISUAL AMMUNITION™ line of ammunition in 2017. We have filed for and received Trademark Protection for the STREAK VISUAL AMMUNITION™ product name from the United States Patent and Trademark Office (USPTO) on July 17, 2018 Additionally, we filed for Trademark Protection for the O.W.L. Technology TM product name on June 6, 2018.

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We formally introduced the STREAK VISUAL AMMUNITION™ portfolio of calibers, along with our rebranded One Precise Shot (OPS) and Stelth subsonic line of suppression ammunition, to the general public at the SHOT Show in Las Vegas held in January 2018. This product introduction resulted in the opening of major retail outlets across the United States and attracted the attention of distributors in the international community. We believe this was a critical milestone in establishing us as a significant player in technology-based ammunition.

To help promote our new products, we hired new sales and marketing personnel in late 2017, and early 2018. We also augmented our Board of Directors to include professionals who could provide guidance for our teams through their prior experience in the industries we have targeted: commercial retail – focused on the gun or hunting enthusiast; US Law Enforcement; the US Military; and international markets for both military and law enforcement. Together this team has worked to open sales channels and distribution networks and capitalize on industry relationships to introduce our products to the influencers required to grow our sales.

During the summer of 2018, we also began conversations to acquire a small technology company named SW Kenetics Inc. SW Kenetics Inc. developed an innovative line of modular projectiles primarily geared toward tactical military operations. On July 6, 2018 we signed a letter of intent to purchase their company, as we believe their designs, coupled with our STREAK or O.W.L. Technology will position us to more aptly complete for military contracts. On September 27, 2018, we entered into a definitive agreement and plan of merger to acquire SW Kenetics Inc. for a total of up to $1,500,000 in cash and issue 1,700,002 restricted shares of the Company’s common stock. The agreement specifies that $1,250,000 of the cash is deferred pending completion of specific milestones and the 1,700,002 shares of common stock are subject to claw back provisions to ensure agreed upon objective are met. The acquisition was completed on October 5, 2018.

On March 15, 2019, Enlight Group II, LLC, a wholly owned subsidiary of AMMO, Inc., completed its acquisition of selected assets of Jagemann Stamping Company’s ammunition casing, projectile manufacturing and sales operations pursuant to the terms of the Amended and Restated Asset Purchase Agreement dated March 14, 2019. In accordance with the terms of the Amended APA, Enlight Group II, LLC paid Jagemann Stamping Company a combination of $7,000,000 in cash, $10,400,000 delivered in the form of a Promissory Note, and 4,750,000 shares of AMMO, Inc. common stock.

This acquisition was a critical element in the Company’s long-term strategy as it secures its supply chain for these important components and creates a more competitive pricing structure that it can leverage across all its targeted markets. This also greatly enhances the Company’s plant capacity and technical expertise required for the further development of military grade projectiles.

Our Global Tactical Defense Division’s innovative line of match grade hard armor piercing incendiary (HAPI) rounds, branded as TAC-P™ precision tactical munitions, are the centerpiece of the Company’s strategy to address the unique needs the armed forces community demands are met by their equipment. Following AMMO’s acquisition of Jagemann Casings in March, the Company has aligned its manufacturing operations to support the large caliber demand from military personnel, such as the 12.7mm and .50 caliber BMG configurations.

The focus for our 2020 fiscal year is to continue to expand our brand presence into the markets identified above and continue to grow our sales within our targeted markets. We intend to do this through: establishing key strategic relationships, enrolling in government procurement programs, establishing relationships with leading law enforcement associations and programs, expanding distributor channels, and revitalized marketing campaigns.

We also intend to increase our product offerings through potential acquisitions that bring new technologies that provide solutions for United States Military requirements. Our first step in this process is the addition of equipment to support the manufacture of 50 caliber ammunition. Not only is there an increasing demand for quality ammunition in this category for military applications, it also has a growing demand from commercial markets, and gun enthusiasts.

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Our addressable market includes the 2.6 million law enforcement officers around the world (800,000 domestically and 1.8 million internationally) who annually recertify with their firearms; 1.3 million enlisted personnel in the U.S. Armed Forces, and more than 30 million handgun owning households in the United States with later expansion to international markets for civilian purchasers which, based on industry statistics, represents addressable revenue of billions of dollars annually. Each of these markets has unique challenges or barriers to entry. We believe with the strategies we are developing, we will be well positioned to grow our future market share based on our commitment to innovation and meeting the changing needs and demographics of ammunition buyers.

Our Business

We are a designer, producer, and marketer of performance-driven, high-quality ammunition and ammunition component products for sale to a variety of consumers, including sport and recreational shooters, hunters, individuals seeking home or personal protection, manufacturers, and law enforcement and military agencies. To enhance the strength of our brands and drive product demand, we emphasize product innovation and technology to improve the performance, quality, and affordability of our products while providing support to our distribution channel and consumers. We seek to sell products at competitive prices that compete with high-end, custom, hand-loaded ammunition. Additionally, through our acquisition of Jagemann Stamping Company’s ammunition casing manufacturing and sales operations (“Jagemann Casings”) we are now able to sell ammunition casings products of various types. We emphasize an American heritage by using predominantly American-made components and raw materials in our products that are produced, inspected, and packaged at our facilities in Payson, Arizona and Manitowoc, Wisconsin.

Our production processes focus on safety, consistency, precision, and cleanliness. Each round is developed for a specific purpose with a focus on a proper mix of consistency, velocity, accuracy, and recoil. Each round is chamber gauged and inspected with redundant seven-step quality control processes.

Competition

The ammunition and ammunition casing industry is dominated by a small number of companies, a number of which are divisions of large public companies. We compete primarily on the quality, reliability, features, performance, brand awareness, and price of our products. Our primary competitors include Federal Premium Ammunition, Remington Arms, the Winchester Ammunition division of Olin Corporation, and various smaller manufacturers and suppliers, including Black-Hills Ammunition, CBC Group, Fiocchi Ammunition, Hornady Manufacturing Company, PMC, Rio Ammunition, and Wolf.

Our Growth Strategy

Our goal is to enhance our position as a designer, producer, and marketer of ammunition products. Key elements of our strategy to achieve this goal are as follows:

Design, Produce, and Market Innovative, Distinctive, Performance-Driven, High-Quality Ammunition and Ammunition Components

We are focused on designing, producing, and marketing innovative, distinctive, performance-driven, high-quality products that appeal to retailers, manufacturers, and consumers that will enhance our users’ shooting experiences. Our ongoing research and development activities; our safe, consistent, precision, and clean production processes; and our multi-faceted marketing programs are critical to our success.

Continue to Strengthen Relationships with Channel Partners and Retailers.

We continue to strive to strengthen our relationships with our current distributors, dealers, manufacturers and mass market and specialty retailers and to attract additional distributors, dealers, retailers. The success of our efforts depends on the innovation, distinctive features, quality, and performance of our products; the attractiveness of our packaging; the effectiveness of our marketing and merchandising programs; and the effectiveness of our customer support.

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Emphasis on Customer Satisfaction and Loyalty

We plan to continue to emphasize customer satisfaction and loyalty by offering innovative, distinctive, high-quality products on a timely and cost-attractive basis and by offering effective customer service, training, and support. We regard the features, quality, and performance of our products as the most important components of our customer satisfaction and loyalty efforts, but we also rely on customer service and support.

Continuously Improving Operations

We plan to continue focusing on improving all aspects of our business, including research and development, component sourcing, production processes, marketing programs, and customer support. We are continuing our efforts to enhance our production by increasing daily production quantities through equipment acquisitions, expanded shifts and process improvements, increased operational availability of our equipment, reduced equipment down times, and increased overall efficiency.

Enhance Market Share, Brand Recognition, and Customer Loyalty

We strive to enhance our market share, brand recognition, and customer loyalty. Industry sources estimate that 70 million to 80 million people in the United States own more than approximately 300 million firearms, creating a large installed base for our ammunition products. We are focusing on the premium segment of the market through the quality, distinctiveness, and performance of our products; the effectiveness of our marketing and merchandising efforts; and the attractiveness of our competitive pricing strategies.

Pursue Synergetic Strategic Acquisitions and Relationships

We intend to pursue strategic acquisitions and develop strategic relationships designed to enable us to expand our technology and knowhow, expand our product offerings, strengthen and expand our supply chain, enhance our production process, expand our marketing and distribution, and attract new customers.

Research and Development

We conduct research and development activities to enhance existing products and develop new products at our facilities in Payson, Arizona, Scottsdale, Arizona and Manitowoc, Wisconsin, utilizing our personnel and strategic relationships. We have recently expanded our research and development activity at our Scottsdale facility. We expense all costs associated with our research and development efforts through either our cost of goods sold, as they are performed by the same employees who produce our finished product, or through or general and administrative expenses if the product has not been brought to market.

Intellectual property

We believe our tradenames, trademarks, and service markets are important factors in distinguishing our products. In addition, we regard our trade secrets, technological resources, knowhow, licensing arrangements, and endorsements as important competitive factors.

Included in an acquisition for 600,000 shares of our Common Stock and $200,000 paid in cash to the former license holder, we acquired the exclusive license to produce ammunition using the patented “hybrid luminescence technology” owned by the University of Louisiana at Lafayette through October 29, 2028. We use that technology in connection with our STREAK VISUAL AMMUNITION™.

We are a party to a license agreement with Jesse James, a well-known motorcycle designer, and Jesse James Firearms, LLC, a Texas limited liability company, or JJF. The licensing agreement grants us the exclusive worldwide rights through October 15, 2021 to Mr. James’ image rights and all trademarks associated with him in connection with the marketing, promotion, advertising, sale, and commercial exploitation of Jesse James Branded Products. In addition, Mr. James agreed to make himself available for certain promotional activities and to promote Jesse James Branded Products through his own social media outlets. We agreed to pay Mr. James royalty fees on the sale of ammunition and non-ammunition Branded Products and to reimburse him for any out-of-pocket expenses and reasonable travel expenses. We also issued 100,000 shares of our Common Stock upon the execution of the license agreement with the potential issuance of up to 75,000 additional shares of Common stock upon achieving certain gross sales with $15 million in gross sales required to earn the entire 75,000 shares.

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We are a party to a license agreement with Jeff Rann, a well-known wild game hunter and spokesman for the firearm and ammunition industries. The license agreement grants for us through February 2022 the exclusive worldwide rights to Mr. Rann’s image rights and trademarks associated with him in connection with the marketing, promotion, advertising, sale, and commercial exploitation of all Jeff Rann Branded Products. Mr. Rann agreed to make himself available for certain promotional activities and to promote the Branded Products through his own social media outlets. We agreed to pay Mr. Rann royalty fees on the sale of ammunition and non-ammunition Branded Products and to reimburse him for any out-of-pocket expenses and reasonable travel expenses. We also issued 100,000 shares of our Common Stock upon the execution of the license agreement with the potential issuance of 75,000 additional shares of Common Stock upon achieving certain gross sales with $15 million in gross sales required to earn the entire 75,000 shares.

Through our acquisition of SW Kenectics, Inc., we acquired the rights to a patent for modular projectiles. This technology is used in connection with our TAC-P line of ammunition. The Company acquired SW Kenectics, Inc. for a total of up to $1,500,000 in cash and issued 1,700,002 restricted shares of the Company’s common stock. The agreement specifies that $1,250,000 of the cash is deferred pending completion of specific milestones and the 1,700,002 shares of common stock are subject to claw back provisions to ensure agreed upon objective are met. The patent will be amortized over 15 years.

Included in the acquisition of Jagemann Stamping Company’s casing division for $7,000,000 in cash, $10,400,000 delivered in the form of a Promissory Note, and 4,750,000 shares of our Common Stock, we acquired customer relationships, intellectual property, and the use of a tradename, which will be amortized over 3 years, 3 years and 5 years, respectively. These intangible assets are used in the operation and production of our ammunition casing business through our wholly owned subsidiary, Jagemann Munition Components.

Description of Properties

Our executive offices are located in Scottsdale, Arizona where we lease approximately 21,000 square feet under a month-to-month triple net lease for $17,702 per month. This space houses our principal executive, administration, and marketing functions.

We lease a 20,000 square foot facility located in Payson, Arizona for approximately $10,000 per month under a lease expiring in November 2021. We utilize the facility for our principal ammunition manufacturing, testing, research and development, packaging, and shipping activities. We believe that this facility will be adequate to meet our needs in the near future.

We lease a 50,000 square foot facility located in Manitowoc, Wisconsin for approximately $33,000 per month. We utilize this facility for our ammunition casing manufacturing, research and development, packing and shipping activities. We believe this facility will be adequate to meet our needs in the near future.

Employees

As of September 18, 2019, we had a total of 81 employees, including three part-time employees. Of these employees, 57 were engaged in manufacturing, eight in sales and marketing, four in finance and accounting, three in research and development and nine in various executive and administrative functions. None of our employees are represented by a union in collective bargaining with us. We believe that our employee relations are good.

Government Regulation

Regulatory Matters

The manufacture, sale, and purchase of ammunition are subject to extensive federal, state, local, and foreign governmental laws. We are also subject to the rules and regulations of the ATF and various state and international agencies that control the manufacture, export, import, distribution and sale of firearms, explosives, and ammunition. Such regulations may adversely affect demand for our products by imposing limitations that increase the costs or limit the availability of our products.

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Our failure to comply with applicable rules and regulations may result in the limitation of our growth or business activities and could result in the revocation of licenses necessary for our business. Applicable laws and regulations provide for the following:

●	require the licensing of all persons manufacturing, exporting, importing, or selling ammunition as a business;

●	require serialization, labeling, and tracking of the acquisition and disposition of certain types of ammunition;

●	regulate the interstate sale of certain ammunition;

●	restrict or prohibit the ownership, use, or sale of specified categories of ammunition;

●	require registries of so-called “ballistic images” of ammunition fired from new guns;

●	govern the sale, export, and distribution of ammunition;

●	regulate the use and storage of gun powder or other energetic materials;

●	regulate the employment of personnel with certain criminal convictions;

●	restrict access to ammunition manufacturing facilities for certain individuals from other countries or with criminal convictions; and

●	require compliance with ITAR.

The handling of our technical data and the international sale of our products may also be regulated by the U.S. Department of State and Department of Commerce. These agencies can impose civil and criminal penalties, including denying us from exporting our products, for failure to comply with applicable laws and regulations.

In addition, bills have been introduced in Congress to establish, and to consider the feasibility of establishing a nationwide database recording so-called “ballistic images” of ammunition fired from new guns. Should such a mandatory database be established, the cost to us, our distributors, and our customers could be significant, depending on the type of firearms and ballistic information included in the database. Bills have been introduced in Congress in the past several years that would affect the manufacture and sale of ammunition, including bills to regulate the manufacture, importation, and sale.

We believe that existing federal, state, and local legislation relating to the regulation of firearms and ammunition have not had a material adverse effect on our sales of these products. However, the regulation of firearms and ammunition may become more restrictive in the future, and any such developments might have a material adverse effect on our business, operating results, financial condition, and cash flows. In addition, regulatory proposals, even if never enacted, may affect firearms or ammunition sales as a result of consumer perceptions.

Suppliers

We purchase certain of the raw materials and components for our ammunition products, including brass, steel, or copper casings; ammunition primers to ignite gun powder; gun powder; and projectiles. We believe we have reliable sources of supply for all our raw material and component needs, but from time to time raw materials and components are subject to shortages and price increases. Most of our suppliers are U.S.-based and provide us the materials and components at competitive rates. We recently secured our supply of ammunition casings through our acquisition of Jagemann Casings. We plan to broaden our supplier base and secure multiple sources for all the raw materials and components we require.

Marketing

We market our products to consumers through distributors, dealers, mass market and specialty retailers, and direct to consumer through e-commerce. We maintain consumer-focused product marketing and promotional campaigns, which include print and digital advertising campaigns; social and electronic media; product demonstrations; point-of-sales materials; in-store training, and in-store retail merchandising. Our use of social media includes Instagram, Facebook, Twitter, and You Tube. We also utilize third-party endorsements, social influencers, and brand ambassadors, such as Jesse James, and Jeff Rann.

Principal Offices

Our principal offices are located at 7681 East Gray Road, Scottsdale, AZ 85260.

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ITEM B — SUBSCRIPTION AGREEMENT

AMMO, INC.

SUBSCRIPTION AGREEMENT

(January 2, 2020)

AMMO, Inc.

7681 East Gray Road

Scottsdale, AZ 85260

Ladies and Gentlemen:

The undersigned subscriber or subscribers (hereinafter, the “Subscriber”) has received and carefully read the AMMO, Inc. Executive Overview, dated January 2, 2020, and supplements, if any, thereto and exhibits thereto (collectively, the “Executive Overview”), including, without limitation, the Form of Note (as defined below) and Warrant (as defined below), which describes the terms and conditions by which an investor may participate and invest in AMMO, Inc., a company organized under the laws of Delaware (the “Company”). Capitalized terms used and not defined herein shall have the same meanings as in the Executive Overview.

1. Subscription.

(a) Subject to the terms and conditions of this subscription agreement (the “Subscription Agreement”), the Subscriber hereby irrevocably subscribes for and agrees to invest the amount indicated on the signature page hereof in the Company and hereby tenders this Subscription Agreement, together with a check or wire transfer in such amount, for the number of units (the “Units”) set forth on the signature page hereof at a purchase price of $100,000 per Unit. The minimum subscription is $100,000 per Subscriber but the Company, in their sole discretion, may waive such minimum investment requirement from time to time. All subscription funds will be held in a non-interest bearing escrow account in the Company’s name at Signature Bank, 261 Madison Avenue, New York, NY 10016 pending a closing, as follows:

Name of Bank: Bank Address: ABA Number: A/C Name: A/C Number:	Signature Bank 261 Madison Avenue, New York, NY 10016 026013576 Signature Bank as Escrow Agent for AMMO, Inc. [

(b) Subject to earlier termination by either the Company or Joseph Gunnar & Co., LLC (the “Placement Agent”), the Units will be offered through January 15, 2020, which period may be extended by the Company and the Placement Agent, in their mutual discretion, to a date not later than January 30, 2020 (such date, as applicable, the “Termination Date”). The Subscriber agrees that this subscription shall be irrevocable and shall survive the death or disability of the Subscriber if either the Company or the Placement Agent rejects a subscription, either in whole or in part, funds received pursuant hereto will be returned to the Subscriber, without interest accrued thereon or deduction therefrom.

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(c) Each Unit consists of (i) a 8% Convertible Promissory Note in the principal amount of $100,000, (each a “Note” and collectively the “Notes”) of the Company, and (ii) a five-year warrant (each a “Warrant” and collectively the “Warrants”) to purchase a number of Shares, par value $0.001 per share (the “Shares”) or units of Shares and Warrants in certain circumstances (each a “Warrant Share” and collectively the “Warrant Shares”) equal to the quotient obtained by dividing 50% of the principal amount of the Note by the Conversion Price of the Notes which price shall not be known until the Maturity Date at a per share exercise price equal to (a) if a Qualified Financing has occurred on or before nine months after the Original Issue Date, at the per share or per unit purchase price in the Qualified Financing or (b) if a Qualified Financing has not occurred on or before nine months after the Original Issue Date, at the closing ten day VWAP in the ten trading days immediately preceding the Maturity Date. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Executive Overview relating to the offering (the “Offering”) by the Company of a minimum of 10 Units ($1,000,000) (“Minimum Amount”), and up to a maximum of 20 Units ($2,000,000) (“Maximum Amount”). The Units are being sold in the Offering (as defined below) as more fully described in the Executive Overview. This Subscription Agreement is one in a series of similar subscription agreements (collectively, the “Subscription Agreements”) entered into pursuant to the Offering.

2. Acceptance of Subscription. The Company may, in its discretion at any time prior to the Termination Date, hold an initial closing for the Minimum Amount (“Initial Closing”) and, at any time and from time to time after the Initial Closing, may hold subsequent closings (each such closing, including the Initial Closing, a “Closing,” and the final such Closing, the “Final Closing”), in each case, with respect to any Units for which subscriptions have been accepted prior to such date. The Subscriber acknowledges and agrees that the Company, in its sole discretion, has the right to accept or reject this subscription, in whole or in part, for any reason, and that this subscription shall be deemed to be accepted by the Company only when it is signed by an authorized signatory on its behalf. The Subscriber agrees that subscriptions need not be accepted in the order they are received by the Company. Upon rejection of this Subscription Agreement for any reason, including but not limited to if the Initial Closing does not occur prior to the Termination Date or the aggregate subscription amount owed with respect to the Units purchased by the Subscriber pursuant hereto is received after the Final Closing, all funds received with this Subscription Agreement will be returned to the Subscriber without deduction for any fee, commission or expense and without interest with respect to any money received, and this Subscription Agreement shall be deemed to be null and void and of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

3. Representations, Warranties and Covenants of the Subscriber. The Subscriber hereby represents and warrants to and covenants with the Company as follows:

(a) The Subscriber is an (i) “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and (ii) Confidential Subscriber Questionnaire (Entities) (collectively each a “Confidential Subscriber Questionnaire”), as annexed hereto as Items E and EE, is complete, accurate and true in all respects;

(b) Prior to executing this Subscription Agreement, the Subscriber acknowledges that he (i) has received, read and is familiar with the Executive Overview and recognizes that the Company has a limited operating history and that an investment in the Company involves a high degree of risk and (ii) has carefully read and considered the matters set forth under the caption “Risk Factors” in the Executive Overview, and, in particular, acknowledges that the Company engages in a highly competitive business, is a development stage company with no significant operating history to date and has limited assets;

(c) The Subscriber has been advised that there will be no market for the investment made in the Company and it may not be possible to readily liquidate this investment. The Subscriber’s overall commitment to investments which are not readily marketable is not disproportionate to his net worth; his investment in the Company will not cause such overall commitment to become excessive; and he can afford to bear the loss of his entire investment in the Company;

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(d) The Subscriber has adequate means of providing for his current needs and personal contingencies and has no need for liquidity in his investment in the securities comprising the Units for an indefinite period of time;

(e) The Subscriber satisfies any special suitability or other applicable requirements of his state of residence and/or the state in which the transaction by which the Units are purchased occurs;

(f) The Subscriber has such knowledge and experience in financial, tax and business matters that he is capable of evaluating the merits and risks of an investment in the Company and to make an informed investment decision with respect thereto, or the Subscriber has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and all other prospective investors in the Units and to evaluate the merits and risks of such an investment on the Subscriber’s behalf;

(g) The Subscriber confirms that the Company has made available to Subscriber the opportunity to ask questions of, and receive answers from, a person or persons acting on behalf of the Company concerning the Offering of the Units, the Company and the Company’s business, as described in the Executive Overview, and otherwise to obtain any additional information, to the extent that the Company possess such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Executive Overview. In considering its investment in the Company, the Subscriber has not relied upon any representations made by, or other information (whether oral or written) furnished by or on behalf of, the Company, the Placement Agent, or any director, officer, stockholder, partner, employee, agent, member, or counsel, or any representative or affiliate of any of the foregoing, other than as expressly set forth in the Executive Overview and this Subscription Agreement;

(h) If the Subscriber is an entity: (i) such entity was not formed for the specific purpose of acquiring the Units, (ii) such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, (iii) its decision to invest in the Company was made in a centralized fashion (e.g. by a board of directors, general partner, manager, trustee, investment committee or similar governing or managing body); (iv) it is not managed to facilitate the investment decisions of its beneficial owners regarding investments (including an investment in the Company); and (vi) its shareholders, partners, members or beneficiaries, as applicable, did not and will not (x) contribute additional capital for the purpose of acquiring the Units (y) have any discretion to determine whether or how much of the Subscriber’s assets are being invested in any investment made by the Subscriber (including the Subscriber’s investment in the Company), or (z) have the ability to individually elect whether or to what extent such shareholder, partner, member or beneficiary, as applicable, will participate in the Subscriber’s investment in the Company;

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(i) The Subscriber hereby acknowledges that the Subscriber has been advised that this offering has not been registered with, or reviewed by, the Securities and Exchange Commission (“SEC”) because this offering is intended to be a non-public offering pursuant to Section 4(a)(2) of the Securities Act and Regulation D as promulgated thereunder. The Subscriber represents that the Subscriber’s Units are being purchased for the Subscriber’s own account, for investment purposes only and not with a view for distribution or resale to others. The Subscriber agrees that the Subscriber will not sell or otherwise transfer the securities comprising the Units or the Shares issuable upon conversion of the Notes and exercise of the Warrants (collectively, the “Note and Warrant Shares”) unless they are registered under the Securities Act or unless in the opinion of counsel satisfactory to the Company an exemption from such registration is available. The Subscriber understands that the securities comprising the Units and the Note and Warrant Shares have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Subscriber’s investment intention and the Subscriber’s representations, warranties and agreements contained herein. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if the Subscriber’s representation merely meant that the Subscriber’s present intention was to hold such Units for a short period, such as the capital gains period of tax statutes, for a deferred sale or for any other fixed period. The Subscriber realizes that the SEC might regard a purchase with an intent inconsistent with the Subscriber’s representation to the Company, and a sale or disposition thereof, as a deferred sale to which the exemption is not available;

(j) The Subscriber understands that neither the SEC nor the securities administrator of any state has made any finding or determination relating to the fairness of this investment and that neither the SEC nor the securities administrator of any state has recommended or endorsed, or will recommend or endorse, the offering of the Units, nor have any of them reviewed or passed upon the accuracy or adequacy of the Executive Overview;

(k) The execution, delivery and performance by the Subscriber of the Subscription Agreement are within the powers of the Subscriber, have been duly authorized and will not constitute or result in a breach or default under, or conflict with, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Subscriber is a party or by which the Subscriber is bound; and, if the Subscriber is not an individual, will not violate any provision of the charter documents, by-laws, indenture of trust, operating agreement or partnership agreement, as applicable, of the Subscriber. The signatures on the Subscription Agreement are genuine; and the signatory, if the Subscriber is an individual, has legal competence and capacity to execute the same, or, if the Subscriber is not an individual, the signatory has been duly authorized to execute the same; and the Subscription Agreement constitutes the legal, valid and binding obligations of the Subscriber, enforceable in accordance with its terms;

(l) The Subscriber is unaware of, is in no way relying on, and did not become aware of the Offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Units and is not subscribing for the Units and did not become aware of the Offering of the Units through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

(m) The Subscriber has relied solely upon the advice of his own tax and legal advisors with respect to the tax and other legal aspects of this investment;

(n) The Subscriber understands that the Company will review this Subscription Agreement and the Subscriber’s Confidential Subscriber Questionnaire and the Company is hereby given authority by the Subscriber to call the Subscriber’s bank or place of employment or otherwise investigate or review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to terminate the offer at any time;

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(o) The Subscriber understands that by reason of the Company’s obligation to pay certain fees and expenses of the Offering, as described in the Executive Overview not all of the gross proceeds of the Offering will be available for use by the Company;

(p) The Subscriber is not (i) a retirement plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended, another plan that is not subject to ERISA or any participant and beneficiary of any of the foregoing, (ii) an individual retirement account or its beneficial owner, or (iii) a fiduciary of any of the foregoing plans or individual retirement accounts.

(q) The Subscriber is not aware that any person, and has been advised that no person (other than the Placement Agent), will receive from the Company any compensation as a broker, finder, adviser or in any other capacity in connection with the purchase of Units and the Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agent or as otherwise described in the Executive Overview);

(r) By executing and delivering this Subscription Agreement, the Subscriber covenants to the Company that, except with the prior written permission of the Company, he shall at all times keep confidential and not divulge, furnish or make accessible to anyone any information contained in the Executive Overview, including the exhibits and attachments thereto. The provisions of this Paragraph 3(q) shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby;

(s) The Subscriber acknowledges that Signature Bank is acting solely as Escrow Agent in connection with the offering of the Units and makes no recommendation with respect thereto. Signature Bank has made no investigation regarding the Offering, the Company or any other person or entity involved in the Offering;

(t) The Subscriber acknowledges that any estimates or forward-looking statements or projections included in the Executive Overview were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;

(u) The Subscriber’s substantive relationship with the Placement Agent or subagent through which the Subscriber is subscribing for Units predates the Placement Agents or such subagents contact with the Subscriber regarding an investment in Units;

(v) SUBSCRIBER ACKNOWLEDGES THAT THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED, DISAPPROVED OR RECOMMENDED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE EXECUTIVE OVERVIEW. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

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(w) The Subscriber should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Subscriber represents that the amounts invested by it in the Company were not and are not directly or indirectly derived from activities that contravene U.S. Federal, state or international laws and regulations, including anti-money laundering laws and regulations. U.S. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.1 The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

(x) The Subscriber represents and warrants that, to the best of its knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such investor cannot make the representation set forth in the preceding paragraph. The Subscriber agrees to promptly notify the Company should the Subscriber become aware of any change in the information set forth in these representations. The Subscriber is advised that, by law, the Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional subscriptions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Company may also be required to report such action and to disclose the Subscriber’s identity to OFAC. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the redemption rights (if any) of the Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

(y) The Subscriber represents and warrants that, to the best of its knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family member3 or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below;

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

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(z) If the Subscriber is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate;

(aa) (For Residents of All States) The Subscriber acknowledges that the Units, Notes and the Warrants have not been recommended by any federal or state securities commission or regulatory authority. In making an investment decision investors must rely on their own examination of the Company and the terms of the offering, including the merits and risks involved. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. The Units, the Notes, the Warrants and the Note and Warrant Shares issuable upon exercise of the Notes and Warrants, respectively, are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom. Subscribers should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time, including a complete loss of capital; and

The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of delivery of this Subscription Agreement and accompanying documents to the Company and shall survive such delivery. If, in any respect, those representations and warranties shall not be true and accurate prior to delivery of the payment of the purchase price of the Units, the undersigned shall immediately give written notice to the Company specifying which representations and warranties are not true and accurate and the reason therefor. In addition, the Subscriber agrees to notify the Company immediately in writing if the Subscriber ceases to be an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act. Until the Subscriber provides a notice described in the preceding two sentences, the Company may rely on the representations, warranties, covenants and agreements contained herein in connection with any matter related to the Company. Without limiting the generality of the preceding sentence, the Company may assume that all such representations and warranties are correct in all respects as of the date hereof and may rely on such representations and warranties in determining whether (i) the Subscriber is suitable as a purchaser of Units, (ii) Units may be sold to the Subscriber or any other Subscriber without first registering the Units under the Securities Act or any other applicable securities laws, (iii) the conditions to the acceptance of subscriptions for Units have been satisfied, and (iv) the Subscriber meets the eligibility standards set by the Company.

2 A “senior foreign political figure” is defined as a current or former senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned commercial enterprise. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and a spouses’ parents and siblings.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known (or is actually known by the relevant covered financial institution) to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to and covenants with the Subscriber as follows:

(a) The Units, the Notes, and the Warrants have been duly authorized and reserved for issuance and, when issued and paid for in accordance with this Subscription Agreement upon the closing of this Subscription Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable federal, state, and U.S. securities laws, and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any Person (as defined below) to acquire any Relevant Security from the Company or any Subsidiary upon issuance or sale of the Securities in this offering. Neither the Company nor any Subsidiary has outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security. As used herein, the term “Person” means any foreign or domestic individual, corporation, trust, partnership, joint venture, limited liability company or other entity. As used herein, the term “Relevant Security” means any Shares or other security of the Company that is convertible into, or exercisable or exchangeable for Shares or equity securities of the Company, or that holds the right to acquire any Shares or equity securities of the Company or any other such Relevant Security.

(b) The Shares underlying the Notes (the “Conversion Shares”) have been duly authorized for issuance, have been validly reserved for future issuance and will, upon conversion of the Notes, be duly and validly issued, fully paid and non-assessable and have been issued in compliance with all federal and state securities laws, and will not have been issued in violation of or subject to preemptive or similar rights to subscribe for or purchase securities of the Company. The issuance of such securities is not subject to any statutory preemptive rights and is not and will not be subject to any preemptive rights under the Company’s certificate of incorporation or bylaws as in effect at the time of issuance, rights of first refusal or other similar rights of any security holder of the Company

(c) The Warrant Shares (together with the Units, the Notes, the Warrants, and the Conversion Shares, the “Securities”) have been duly authorized for issuance, have been validly reserved for future issuance and will, upon exercise of the Warrants and payment of the exercise price thereof, be duly and validly issued, fully paid and non-assessable and have been issued in compliance with all federal and state securities laws, and will not have been issued in violation of or subject to preemptive or similar rights to subscribe for or purchase securities of the Company. The issuance of such securities is not subject to any statutory preemptive rights and is not and will not be subject to any preemptive rights under the Company’s certificate of incorporation or bylaws as in effect at the time of issuance, rights of first refusal or other similar rights of any security holder of the Company.

(d) The Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity other than the entities itemized on Schedule 4(d) hereto (the “Subsidiaries” and each a “Subsidiary”). All of the issued and outstanding shares of capital stock of the Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly by the Company.

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(e) Each of the Company and the Subsidiaries have been duly incorporated, formed or organized, and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of incorporation, formation or organization. Each of the Company and the Subsidiaries have all requisite power and authority to carry on its business as it is currently being conducted, and to own, lease and operate its respective properties. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, for those failures to be so qualified or in good standing which (individually and in the aggregate) would not reasonably be expected to have a material adverse effect on clauses (i) through (iv) below, or any event, circumstance, change or effect that, individually or in the aggregate with all other events, circumstances, changes and effects, is or is reasonably likely to be materially adverse to: (i) the business, condition (financial or otherwise), assets, liabilities, results of operations, shareholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; (ii) the long-term debt or capital stock of the Company or any Subsidiary; (iii) the offering or consummation of any of the other transactions contemplated by this Subscription Agreement, or (iv) the ability of the Company to consummate the transactions contemplated by this Agreement and to perform its obligations under this Subscription Agreement, the Notes, the Warrant, or the Other Transaction Documents (as defined below) (any such effect being a “Material Adverse Effect”).

(f) There is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company, any Subsidiary, or any of its officers or directors is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, would reasonably be expected to have a Material Adverse Effect, and to the Company’s knowledge, no such proceeding, litigation or arbitration is threatened or contemplated. Each of the Company and the Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except for any non-compliance the consequences of which would not have or reasonably be expected to have a Material Adverse Effect. Neither the Company, nor any of its Affiliates (within the meaning of Rule 144 under the Securities Act) (“Affiliates”) has received any notice or other information from any regulatory or other legal or governmental agency which could reasonably be expected to result in any material default or potential decertification by the Company, or any of its Affiliates. Except as described in the Executive Overview or in the financial statements of the Company attached thereto, the Company has not received any notice of any violation of, or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, securities laws, equal employment opportunity, consumer protection, credit reporting, “truth-in-lending”, and warranties and trade practices) applicable to its business, the violation of, or noncompliance with, which would have or would reasonably be expected to have a Material Adverse Effect, and the Company knows of no facts or set of circumstances which could give rise to such a notice.

(g) The Company is not a party or subject to the provisions of any material order, writ, injunction, judgment or decree of any governmental authority that has not been satisfied in full, otherwise discharged or which, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

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(h) Neither the Company nor the Subsidiaries: (i) is in violation of its certificate or articles of incorporation, memorandum and articles of association, by-laws, certificate of formation, limited liability company agreement, joint venture agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any “Lien”) upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (solely with regard to (ii) and (iii) above) for such violations or defaults which (individually or in the aggregate) would not reasonably be expected to have a Material Adverse Effect.

(i) The Company has full right, power and authority to execute and deliver this Subscription Agreement, the Notes, the Warrants, and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Subscription Agreement (collectively, the “Other Transaction Documents”). The Company has duly and validly authorized this Subscription Agreement, the Notes, the Warrants, the Other Transaction Documents, and each of the transactions contemplated thereby. This Subscription Agreement and the Other Transaction Documents have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(j) When issued, the Note will constitute valid and binding obligations of the Company to issue and sell, upon conversion thereof, the number and type of securities of the Company called for thereby in accordance with the terms thereof and such Notes are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(k) When issued, the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof and such Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

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(l) The execution, delivery, and performance of this Subscription Agreement, the Notes, the Warrants, and the Other Transaction Documents, and consummation of the transactions contemplated by this Subscription Agreement, including the issuance, sale and delivery of the Securities to be issued, sold and delivered hereunder, do not and will not: (i) conflict with, require Consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound, or (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any Subsidiary, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any legal or require Consent from, any governmental agency or body, domestic or foreign, or (iv) trigger a reset or repricing of any outstanding securities of the Company, except in the case of subsections (i) and (iii) for any default, conflict or violation that would not have or reasonably be expected to have a Material Adverse Effect, except for such Consents as may be required under state securities or blue sky laws or the by-laws, each of which has been obtained and is in full force and effect.

(m) Each of the Company and the Subsidiaries has all consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate its properties and conduct its business as it is now being conducted or is contemplated to be conducted, and each such Consent is valid and in full force and effect, except where, either individually or in the aggregate, the absence or ineffectiveness of such Consent would not be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received notice of any investigation or proceedings which results in or, if decided adversely to the Company or any Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent. No Consent contains a materially burdensome restriction.

(n) The Company maintains a system of internal accounting controls designed to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles (“GAAP”) and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since November 14, 2019, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(o) The board of directors of has not been informed, nor is any executive officer or director of the Company aware, of: (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(p) Neither the Company nor any of its Affiliates has, prior to the date hereof, directly or indirectly, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the rules and regulations of the SEC with the offer and sale of the Securities pursuant to this Subscription Agreement. Neither the Company nor any of its Affiliates has sold or issued any Relevant Security during the six (6)-month period preceding the date hereof, including but not limited to any sales pursuant to Rule 144A or Regulation D or Regulation S under the Securities Act, other than Shares issued pursuant to employee benefit plans, qualified stock option plans or employee compensation plans or pursuant to outstanding options, rights or warrants.

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(q) No director or officer of the Company is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer which could materially affect such person’s ability to be and act in such person’s respective capacity of the Company.

(r) No holder of any securities of the Company or any Relevant Security has any rights to require the Company to register any such securities under the Securities Act as part or on account of, or otherwise in connection with, the offer and sale of the Securities contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

(s) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Subscription Agreement, and after giving effect to application of the net proceeds of this offering, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act. Neither the Company nor any of the Subsidiaries is, and, after giving effect to this offering and the application of the proceeds thereof, neither of them will be, a “controlled foreign corporation” as defined by the U.S. Internal Revenue Code of 1986, as amended.

(t) The consolidated financial statements and notes of the Company and its Subsidiaries attached hereto on Schedule 4(t) (the “Company Financials”), fairly present in all material respects the financial position and the results of operations, changes in shareholders’ equity, and cash flows of the Company and the Subsidiaries, on a consolidated basis, at the respective dates of and for the periods referred to in such financial statements, all in accordance with (i) GAAP methodologies applied on a consistent basis throughout the periods involved and (ii) Regulation S-X or Regulation S-K, as applicable (except as may be indicated in the notes thereto and for the omission of notes and audit adjustments in the case of unaudited quarterly financial statements to the extent permitted by Regulation S-X or Regulation S-K, as applicable).

(u) Except as and to the extent reflected or reserved against in the Company Financials, the Company has no outstanding Indebtedness (as defined below) in excess of $100,000 or any obligations of the type required to be reflected on a balance sheet in accordance with GAAP that is not adequately reflected or reserved on or provided for in the Company Financials. For purposes of this Agreement: (a) “Indebtedness” means, with respect to the Company: (i) indebtedness for borrowed money; (ii) amounts owing as deferred purchase price for property or services, including “earn-out” payments; (iii) indebtedness for borrowed money evidenced by any note, bond, debenture, mortgage or other debt instrument or debt security; (iv) obligations under any interest rate, currency or other hedging or similar agreement; (v) obligations under any performance bond, surety bond, letter of credit or similar instrument, but only to the extent drawn or called as of such time; (vi) all liabilities secured by any lien or other encumbrance on the assets or property owned or held by the Company; (vii) all equity holder loans and employee advances; (viii) all accrued (or earned) and unpaid employee salaries and all accrued (or earned) and unpaid employee bonus payments related to any period of time prior to the date hereof; (ix) any indebtedness guaranteed for which the Company is liable; and (x) all accrued and unpaid taxes of the Company and its predecessors, related to any period of time prior to the date hereof. The Company has not, in violation of Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), directly or indirectly, including through a Subsidiary (other than as permitted under Sarbanes-Oxley for depositary institutions), extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

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(v) The Company and the Subsidiaries own or lease all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated. The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all Liens except or such as do not (individually or in the aggregate) materially affect the business or prospects of the Company or the Subsidiaries. Any real property and buildings held under lease or sublease by The Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor the Subsidiaries has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or the Subsidiaries.

(w) The Company and the Subsidiaries: (i) own or possess adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, “Intellectual Property”) necessary for the conduct of their respective businesses as currently operated and as proposed to be operated and (ii) have no knowledge that the conduct of their respective businesses do or will conflict with, and they have not received any notice of any claim of conflict with, any such right of others. Neither the Company nor any Subsidiary has granted or assigned to any other Person any right to sell the current products and services of the Company and the Subsidiaries or those products and services, except as would not be expected, individually or in the aggregate, to have a Material Adverse Effect. To the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s or any Subsidiary’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim, except as would not be expected, individually or in the aggregate, to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any claim for royalties or other compensation from individuals, including employees or former employees of the Company, who made inventive contributions to Company’s technology or products that are pending or unsettled, and, neither the Company nor the Subsidiaries will have any obligation to pay royalties or other compensation to such individuals on account of inventive contributions.

(x) No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company since inception.

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(y) Each of the Company and the Subsidiaries has accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company’s or any Subsidiary’s federal, state, local or foreign taxes is pending or, to the Company’s knowledge, threatened. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period consistent with GAAP and, since the date of the Company’s most recent audited financial statements, The Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary. No transaction, stamp or other issuance or transfer taxes or duties, and no capital gain, income transfer, withholder or other tax or duty is payable in the United States by or on behalf of the subscribers to any taxing authority thereof or therein in connection with (i) the issuance, sale and delivery of the Securities by the Company; (ii) the holding or transfer of the Securities; or (iii) the execution and delivery of this Subscription Agreement or any other document to be furnished hereunder.

(z) No labor disturbance or dispute by or with the employees of the Company or the Subsidiaries, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, currently exists or, to the Company’s knowledge, is threatened. The Company and the Subsidiaries are in compliance in all material respects with the labor and employment laws and collective bargaining agreements and extension orders applicable to their employees in the United States.

(aa) Except as would not be expected, individually or in the aggregate, to have a Material Adverse Effect, the Company and the Subsidiaries have at all times operated their respective businesses in material compliance with all Environmental Laws, and no material expenditures are or will be required in order to comply therewith. Neither the Company nor any Subsidiary has received any notice or communication that relates to or alleges any actual or potential violation or failure to comply with any Environmental Laws that would individually or in the aggregate, result in a Material Adverse Effect. As used herein, the term “Environmental Laws” means all applicable laws and regulations, including any licensing, permits or reporting requirements, and any action by a federal, state, local or foreign government entity pertaining to the protection of the environment, protection of public health, protection of worker health and safety, or the handling of hazardous materials, including without limitation, the Clean Air Act, 42 U.S.C. § 7401, et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. § 9601, et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1321, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 690-1, et seq., and the Toxic Substances Control Act, 15 U.S.C. § 2601, et seq.

(bb) Each employment, severance or other similar agreement, arrangement or policy and each material plan or arrangement providing for insurance coverage (including any self-insured arrangements), workers’ compensation, disability benefits, severance benefits, supplemental unemployment benefits, vacation benefits, retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation, or post-retirement insurance, compensation or benefits which: (i) is entered into, maintained or contributed to, as the case may be, by the Company and (ii) covers any officer or director or former officer or director of the Company (collectively, the “Benefit Arrangements”) have each been maintained in substantial compliance with its terms and with requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to that Benefit Arrangement.

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(cc) Neither the Company nor any Subsidiary is a party to or subject to any employment contract or arrangement providing any officer or director with annual compensation, or the opportunity to earn annual future compensation (whether through fixed salary, bonus, commission, options or otherwise) of more than $120,000.

(dd) None of the execution of this Subscription Agreement, the Notes, the Warrants, or consummation of this offering and the transaction contemplated under this Subscription Agreement will constitute a triggering event under any employee plan or any other employment contract, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (of severance pay or otherwise), acceleration, increase in vesting, or increase in benefits to any current or former participant, employee or director of the Company or any Subsidiary other than an event that is not material to the financial condition or business of the Company or any Subsidiary, either individually or taken as a whole.

(ee) Neither the Company, any Subsidiary nor, to the Company’s knowledge, any of their respective employees or agents has at any time during the last five (5) years: (i) made any unlawful contribution to any candidate for domestic or foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any foreign, federal or state governmental officer or official or Person charged with similar public or quasi-public duties in the United States, other than payments that are not prohibited by the laws of the United States or any jurisdiction thereof.

(ff) The Company has not offered the Securities to any Person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company or any Subsidiary to alter the customer’s or supplier’s level or type of business with the Company or any Subsidiary or (ii) a journalist or publication to write or publish favorable information about the Company, any Subsidiary or its products or services.

(gg) As of the date hereof and as of the closing of this Subscription Agreement, and except as contemplated by this Subscription Agreement, neither the Company nor any Subsidiary operates within the United States or any state or territory thereof in such a manner so as to subject the Company or its operations or businesses to registration as a foreign company doing business in any state within the United States in a way which would violate any of the following laws in any material respect: (i) the Bank Secrecy Act, as amended, (ii) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended, (iii) the Foreign Corrupt Practices Act of 1977, as amended, (iv) the Currency and Foreign Transactions Reporting Act of 1970, as amended, (v) the Employee Retirement Income Security Act of 1974, as amended, (vi) the Money Laundering Control Act of 1986, as amended, (vii) the rules and regulations promulgated under any such law, or any successor law, or any judgment, decree or order of any applicable administrative or judicial body relating to such law, and (viii) any corresponding law, rule, regulation, ordinance, judgment, decree or order of any state or territory of the United States or any administrative or judicial body thereof.

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(hh) The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements and money laundering statutes of the United States, and, to the Company’s knowledge, all other jurisdictions to which the Company and the Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency, including the Currency and Foreign Transactions Reporting Act of 1970, as amended (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ii) Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(jj) None of the Company, the Subsidiaries or their respective directors or officers or, to the knowledge of the Company, any agent, employee, affiliate or other person acting on behalf of the Company or any of the Subsidiaries has engaged in any activities sanctionable under the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, the Iran Sanctions Act of 1996, the National Defense Authorization Act for Fiscal Year 2012, the Iran Threat Reduction and Syria Human Rights Act of 2012 or any Executive Order relating to any of the foregoing (collectively, and as each may be amended from time to time, the “Iran Sanctions”); and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of engaging in any activities sanctionable under the Iran Sanctions.

(kk) Except for payments due to the Placement Agent here are no contracts, agreements or understandings between the Company and any Person that would give rise to a valid claim against the Company or any subscriber for a brokerage commission, finder’s fee, financial consulting fee or other like payment in connection with the transactions contemplated by this Subscription Agreement or any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or Affiliates that may affect the Placement Agent’s compensation as determined by Financial Industry Regulatory Authority, Inc. (“FINRA”). The Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any FINRA member; or (iii) to any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the 180 days prior to the Effective Date, other than the prior payment of $25,000 to the Placement Agent in connection with this offering. None of the net proceeds of this offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein. No officer, director or any beneficial owner of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) (any such individual or entity, a “Company Affiliate”) has any direct or indirect affiliation or association with any FINRA member (as determined in accordance with the rules and regulations of FINRA); no Company Affiliate is an owner of stock or other securities of any member of FINRA (other than securities purchased on the open market); no Company Affiliate has made a subordinated loan to any member of FINRA; and no proceeds from the sale of Securities (excluding compensation owed to the Placement Agent) will be paid to any FINRA member, or any persons associated with or affiliated with any member of FINRA. No FINRA member participating in the offering has a conflict of interest with the Company. For this purpose, a “conflict of interest” exists when a member of FINRA and/or its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the Company’s outstanding subordinated debt or common equity, or 10% or more of the Company’s preferred equity. “FINRA member participating in the offering” includes any associated person of a FINRA member that is participating in the offering, any member of such associated person’s immediate family and any affiliate of a FINRA member that is participating in this offering.

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(ll) As used in this Subscription Agreement, references to matters being “material” with respect to the Company or the Subsidiaries shall mean a material event, change, condition, status or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, prospects, operations or results of operations of the Company or the Subsidiaries, either individually or taken as a whole, as the context requires.

(mm) As used in this Subscription Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the executive officers and directors of the Company and the Subsidiaries, with the assumption that such executive officers and directors shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as executive officers, directors or managers of the Company or its applicable Subsidiary).

(nn) Neither the Company, any of the Subsidiaries nor any of its properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment to prior judgment, attachment in aid of execution or otherwise) under the laws of the United States.

(oo) The capitalization of the Company is as set forth on Schedule 4(oo).

(pp) The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the board of directors of the Company has determined, in their good faith business judgment, to be necessary or prudent, including, but not limited to, customary directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(qq) The Company and the board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the subscribers as a result of the subscribers and the Company fulfilling their obligations or exercising their rights under this Subscription Agreement and the Other Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the subscribers’ ownership of the Securities.

(rr) Based on the consolidated financial condition of the Company as of the closing of this Subscription Agreement, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one (1) year from closing of this Subscription Agreement. Schedule 4(rr) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.

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(ss) The Company acknowledges and agrees that each of the subscribers is acting solely in the capacity of an arm’s length subscriber with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no subscriber is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Subscription Agreement or the Other Transaction Documents and the transactions contemplated thereby and any advice given by any subscriber or any of their respective representatives or agents in connection with this Subscription Agreement or the Other Transaction Documents and the transactions contemplated thereby is merely incidental to the subscribers’ purchase of the Securities. The Company further represents to each subscriber that the Company’s decision to enter into this Subscription Agreement and the Other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(tt) Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the subscribers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(uu) With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the subscribers a copy of any disclosures provided thereunder.

(vv) The Company will notify the subscribers in writing, prior to the closing of this Subscription Agreement of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware.

The foregoing representations and warranties are true and accurate as of the date of closing of this Subscription Agreement. If, in any respect, those representations and warranties shall not be true and accurate at the time of closing of this Subscription Agreement, the Company shall immediately give written notice to the Placement Agent specifying which representations and warranties are not true and accurate and the reason therefor. In such event, the Company and the Placement Agent shall determine if it then becomes necessary to amend or supplement the Executive Summary or this Subscription Agreement so that the representations and warranties herein remain true and correct in all material respects, and in such case, the Subscriber will promptly receive such an amendment or supplement prior to the closing of this Subscription Agreement.

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5. Rule 144 Issuances. If at any time, beginning one hundred and eighty (180) days from the date of issuance of the Warrants, Rule 144 under the Securities Act (“Rule 144”) can be relied upon by the Subscriber with respect to its sale of the Warrant Shares (hereinafter in this Section 5, the “Registrable Securities”), then the Company shall cause certificates evidencing such Registrable Securities to be issued without any legend. The Company shall cause its counsel at its sole expense (or at Subscriber’s option, counsel selected by Subscriber and at the sole expense of the Company) to issue a legal opinion to the Company’s transfer agent (the “Transfer Agent”) or the Subscriber promptly if required by the Transfer Agent to effect the removal of the legend hereunder, or if requested by the Subscriber, respectively. If such Registrable Securities may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Registrable Securities and without volume or manner-of-sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Securities and Exchange Commission) then such Registrable Securities shall be issued free of all legends. The Company agrees that following such time as such legend is no longer required under this Section 5, it will, no later than the earlier of (i) two (2) Trading Days (as defined below) and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by the Subscriber to the Company or the Transfer Agent of a certificate representing Registrable Securities, as applicable, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to the Subscriber a certificate representing such Registrable Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 5. Certificates for Registrable Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Subscriber by crediting the account of the Subscriber’s prime broker with the Depository Trust Company System as directed by the Subscriber. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Shares as in effect on the date of delivery of a certificate representing Registrable Securities, as applicable, issued with a restrictive legend. As used herein, “Trading Day” means a day on which the principal Trading Market is open for trading. As used herein, “Trading Market” means any of the following markets or exchanges on which the Company’s Shares is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

6. Indemnification. The Subscriber acknowledges that it understands the meaning and legal consequences of the representations, warranties and covenants in paragraph 3 hereof and that the Company has relied upon such representations, warranties and covenants, and he hereby agrees to indemnify and hold harmless the Company and the Placement Agent and their respective officers, directors, controlling persons, agents, managers and employees, from and against any and all losses, damages or liabilities due to or arising out of a breach of any representation, warranty or covenant made by the Subscriber herein. Notwithstanding the foregoing, however, no representation, warranty, covenant, acknowledgment or agreement made herein by the Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to the Subscriber under Federal or state securities laws. All representations, warranties and covenants contained in this Subscription Agreement and the indemnification contained in this paragraph 6 shall survive the acceptance of this subscription.

7. Restrictions on Transfer. The Subscriber understands and agrees that, in addition to the provisions regarding restrictions on withdrawal and transferability of his investment contained in the securities comprising the Units, the following restriction and limitation is applicable to the Subscriber’s investment in the Units pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder: The Notes, Warrants, the Conversion Shares, and the Warrant Shares shall not be sold, pledged, hypothecated or otherwise transferred unless they are registered under the Securities Act and applicable state securities laws or are exempt therefrom.

8. Investor Qualification. The Subscriber previously or simultaneously herewith has furnished a completed and executed Confidential Subscriber Questionnaire, the information in which is true and correct in all respects and which is hereby incorporated by reference herein.

9. Modification. Neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought to be enforced.

10. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

(a) If to the Subscriber, to the address set forth on the signature page of this Subscription Agreement;

Or

(b) If to the Company, to the address set forth on the first page of this Subscription Agreement; or

(c) At such other address as the Subscriber or the Company may hereafter have advised the other by a notice conforming with this paragraph 8.

11. Binding Effect. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of such Subscriber shall be joint and several and the agreements, representations, warranties, covenants and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or its heirs, executors, administrators, successors, legal representatives and assigns.

32

12. Third Party Beneficiaries. The Placement Agent shall be deemed a third party beneficiary of the representations and warranties of the Subscriber contained in Section 3 hereof and the Company as contained in Section 4 hereof and shall have the right to enforce such provisions directly to the extent it may deem such enforcement necessary or advisable to protect its rights.

13. Entire Agreement. This Subscription Agreement contains the entire agreement of the parties with respect to the matters set forth herein and there are no representations, covenants or other agreements except as stated or referred to herein or as are embodied in the Notes and the Warrants.

14. Assignability. This Subscription Agreement, and the rights, interests and obligations hereunder, are not transferable or assignable by the undersigned or any successor thereto.

15. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles thereof relating to the conflict of laws.

16. Arbitration. The parties agree to submit all controversies relating to the subject matter of this Subscription Agreement to arbitration in accordance with the provisions set forth below and understand that:

Arbitration is final and binding on the parties.

The parties are waiving their right to seek remedies in court, including the right to a jury trial. Pre-arbitration discovery is generally more limited and different from court proceedings.

The arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited.

The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

All controversies which may arise between the parties concerning this Subscription Agreement shall be determined by arbitration pursuant to the rules then pertaining to the Financial Industry Regulatory Authority, Inc. in New York, New York. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the Person or Persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Subscription Agreement. The parties agree that the determination of the arbitrators shall be binding and conclusive upon them.

17. Confidentiality; Certain Disclosures. The Company will use their best efforts to keep the information provided in the Confidential Subscriber Questionnaire strictly confidential. The Company may present this Subscription Agreement and the information provided in the Confidential Subscriber Questionnaire to such parties as they deem advisable if compelled by law or called upon to establish the availability under any Federal or state securities laws of an exemption from registration of the offering or if the contents thereof are relevant to any issue in any action, suit, or proceeding to which the Manager or the Company is a party or by which it is or may be bound.

18. Use of Proceeds. The net proceeds of the offering shall be used for working capital requirement and general corporate purposes.

19. Information Rights. The Company will provide to each subscriber within thirty (30) days following the end of each quarter a report detailing operating results and other financial information for the prior quarter until the earlier of the consummation of a Qualified Financing or full repayment of the Notes. As used herein, “Qualified Financing” means the closing of a firm commitment underwritten public offering of Shares or units of Shares and Warrants which results in gross proceeds of not less than $7.5 million and the Shares being traded on a national securities exchange.

22. Miscellaneous.

(a) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(b) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original (including signatures sent by facsimile transmission or by email transmission of a PDF scanned document), but all of which shall together constitute one and the same instrument.

(c) Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(d) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

(e) All terms used in any one number or gender in this Subscription Agreement shall be extended to mean and include any other number and gender as the facts, context or sense of this Subscription Agreement may require.

33

ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, the Placement Agent wants to provide you with some information about money laundering and its steps to implement the USA PATRIOT Act.

	Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities, Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.	The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

As part of the Placement Agent’s required program, it may ask you to provide various identification documents or other information. Until you provide the information or documents the Placement Agent needs, it may not be able to effect any transactions for you.

What are we required to do to eliminate money laundering?

Under rules required by the USA PATRIOT Act, the Placement Agent’s anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with such laws.

34

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the ________ day of __________, 2020

Number of Units Subscribed for at $100,000 per Unit: ________________________

Dollar Amount of Units Subscribed for $ ________________________

If the Subscriber is a NATURAL PERSON, purchased as an INDIVIDUAL, as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY by more than one individual:

(Signature of Subscriber)

(Name Typed or Printed)

(Signature of Co-Subscriber)

(Name Typed or Printed)

Mailing Address	Residence Address
(if not residence)

City, State and Zip Code	City, State and Zip Code

Social Security Number of Subscriber

Social Security Number of Co-Subscriber

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the _______ day of ______________, 2020.

Number of Units Subscribed for at $100,000 per Unit: _____________________________

Dollar Amount of Units Subscribed for $ _____________________________

If the Subscriber is an ENTITY:

Type of Ownership: (Check One)

____	Corporation
____	Limited Partnership
____	General Partnership
____	Limited Liability Company
____	Limited Liability Partnership
____	Revocable Trust
____	Irrevocable Trust
____	Tax Exempt Organization
____	Estate
____	Other (specify) _________________________________

Name of Entity (Print)

Signature of Subscriber’s Authorized Signatory

Name of Subscriber’s Authorized Signatory (Print)

Principal Business Mailing Address	Title of Authorized Signatory (Print)

City, State and Zip Code	Federal Tax Identification Number

Accepted as of the [ ] day of
January, 2020
AMMO, Inc.

By:
Name:
Title:

Joseph Gunnar & Co., LLC
[for internal use only]

[AMMO, Inc. Signature Page to AMMO, Inc. Subscription Agreement]

ITEM C — FORM OF 8% CONVERTIBLE PROMISSORY NOTE

ITEM D — FORM OF WARRANT

ITEM E — CONFIDENTIAL SUBSCRIBER QUESTIONNAIRE (NATURAL PERSONS)

AMMO, INC.

CONFIDENTIAL SUBSCRIBER QUESTIONNAIRE

(NATURAL PERSONS)

Name(s) of Subscriber(s):*

(1) ___________________________________________________________________

(2) ___________________________________________________________________

1. Background Information. a.

a.	Home Address ___________________________________________________________
___________________________________________________________

b.	Primary Telephone: _______________________________________________________

c.	Social Security #(s): _______________________________________________________

d.	U.S. Citizen: _____Yes ______No

e.	Occupation: _____________________________________________________________

f.	Employer: ______________________________________________________________

g.	Bus. Address: __________________________________________________________

h.	Bus. Telephone: __________________________________________________________

i.	Date of Birth: ____________________

j.	Send Mail to: _____Home _____ Office

Other: __________________________________________________________

__________________________________________________________

k.	E-Mail: ___________________________________________________________

* If there is more than one Subscriber (other than husband and wife), a separate Confidential Subscriber Questionnaire must be completed for each such Subscriber and attached to this Confidential Subscriber Questionnaire.

2. Type of Ownership.

Please indicate type of ownership subscribed for:

________	Individual

________	Joint Tenants

________	Joint Tenants with Rights of Survivorship

________	Tenants in Common

________	Tenants by the Entirety

3. Subscriber Suitability - Accredited Investor.

Please indicate all of the following (if any) certifications applicable to you:

(i) I certify that I am an “accredited investor” because I have an individual net worth (or joint net worth with my spouse) in excess of $1,000,000**.

Yes           No

(ii) I certify that I am an “accredited investor” because I had an individual income*** (not including any amounts attributable to my spouse or to property owned by my spouse) of more than $200,000 in each of the previous two calendar years and I reasonably expect to reach the same income level in the current year.

Yes           No

(iii) I certify that I am an “accredited investor” because I had a joint income*** with my spouse in excess of $300,000 in each of the previous two calendar years and I reasonably expect to reach the same income level in the current year.

Yes           No

(iv) I certify that I have substantial experience in investing in private placements, including private placements of securities of companies in the development stage, and acknowledge that (i) I am able to provide for my current financial needs and foreseeable contingencies and have such knowledge and experience in financial or business matters that I am capable of evaluating the merits and risks of the investment in the Units, (ii) I am able to bear the economic risk of an investment in the Units and I am able to afford a complete loss of such investment.

Yes           No

**For purposes of this question, a Subscriber’s “net worth” is equal to the excess of total assets at fair market value over total liabilities excluding, for the purposes of this net worth calculation, the value of such Subscriber’s primary resident, after deducting any mortgage securing such primary residence.

***For purposes of this Questionnaire, “income” means adjusted gross income, as reported for Federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”) received, (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040 and (iii) any deduction claimed for depletion under Section 611 et. seq. of the Code.

IF YOU ARE UNABLE TO CERTIFY TO STATEMENT 3(i), (ii) OR (iii) AND (IV) ABOVE, YOU ARE NOT QUALIFIED TO MAKE AN INVESTMENT IN THE UNITS AND MAY NOT PURCHASE ANY UNITS.

4. Disqualification.

Please indicate all of the following (if any) certifications applicable to the Subscriber or any of its executive officers and directors, managing members or executive officers and directors of its managing members (each, for purposes of this Section 5, “you”). If additional space is required to answer any question, please explain your answer in the “Remarks” section below. Please identify all questions answered in this fashion by their respective question numbers:

(i) Have you been convicted, within the past ten years of any felony or misdemeanor (a) in connection with the purchase or sale of any security; (b) involving the making of any false filing with the SEC; or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

Yes           No

(ii) Are you subject to any order, judgment or decree of any court of competent jurisdiction, entered within the past five years, that currently restrains or enjoins you from engaging or continuing to engage in any conduct or practice: (a) in connection with the purchase or sale of any security; (b) involving the making of any false filing with the SEC; or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes           No

(iii) Are you subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that: (a) currently bars you from: (1) association with an entity regulated by such commission, authority, agency or officer; (2) engaging in the business of securities, insurance or banking; or (3) engaging in savings association or credit union activities; or (b) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the past ten years?

Yes           No

(iv) Are you subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or section 203(e) or 203(f) of the Investment Advisers Act of 1940 (the “Advisers Act”) that currently: (a) suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser; (b) places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or (c) bars you from being associated with any entity or from participating in the offering of any penny stock?

Yes           No

(v) Are you subject to any order of the SEC, entered within the past five years, that currently orders you to cease and desist from committing or causing a future violation of: (a) any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or (b) Section 5 of the Securities Act.

Yes           No

(vi) Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

Yes           No

(vii) Have you filed (as a registrant or issuer), or were you named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within the past five years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of the sale of the securities, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes           No

(viii) Are you subject to a United States Postal Service false representation order entered within the past five years, or are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

Yes           No

If you answered yes to any of the foregoing questions, please explain your answer in the following “Remarks” section. Please identify all questions answered in this fashion by their respective question numbers.

REMARKS:

Question Number:	Answer:

5. Reliance by the Company.

I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent, warrant and covenant to the Company as follows:

(i) The answers to the above questions are complete and correct and may be relied upon by the Company in determining whether the offering in connection with which I have executed this Questionnaire is exempt from registration under the Securities Act and complies with other applicable regulatory requirements; and

(ii) I will notify the Company immediately of any material change in any statement made herein or any event resulting in the omission of any statement required to be made herein that occurs prior to the acceptance of my subscription.

(Signature of Subscriber)
Dated: January __, 2020

(Name Typed or Printed)

(Signature of Co-Subscriber, if any)

(Name Typed or Printed)

ITEM EE — CONFIDENTIAL SUBSCRIBER QUESTIONNAIRE (ENTITIES)

AMMO, INC.

CONFIDENTIAL SUBSCRIBER QUESTIONNAIRE

(ENTITIES)

Please attach or describe the contents of your (a) Partnership Agreement, (b) Declaration of Trust, (c) Articles of Incorporation or (d) Operating Agreement with this subscription.

1. Background Information.

a.	Name of Investing Entity: __________________________________________________

b.	Address: ________________________________________________________________
________________________________________________________________

Address for correspondence (if different):
_________________________________________________________________
_________________________________________________________________

c.	Telephone Number: __________________________________________

d.	Description of Business: __________________________________________________ __________________________________________________________
__________________________________________________________

e.	Federal Tax ID Number:

f.	Individual(s) authorized to execute documents on behalf of the entity in connection with this investment:

Name: ____________________________________________________________________

Position or title: _________________________________________________________________

Note: A power of attorney is required if the Partnership Agreement, Operating Agreement or Trust Agreement does not specifically authorize the above-named individual(s) to make this investment for the Partnership, Trust or Company. In the case of a corporate investor, corporate resolutions authorizing this investment and specifying the individuals authorized to execute investment documents on behalf of the corporation are required to be delivered herewith.

g.	Type of Entity:	______Corporation

______ Limited Partnership

______ General Partnership

______ Limited Liability Company

______ Limited Liability Partnership

______ Revocable Trust*

______ Irrevocable Trust

______ Estate

______Other __________________________________

*UNLESS (i) the Trust has total assets in excess of $5,000,000; (ii) the Trust was not formed for the specific purpose of acquiring the Units; and (iii) the purchase by the Trust is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Units, the grantor(s) of the Trust also must provide a completed individual investor questionnaire (Page B-1 to B-5) for each grantor

h. Place of Organization:

i. Date of Organization:

j. Was the entity organized for the specific purpose of investing in AMMO, Inc.?

Yes No

k. Number of equity owners (Note: an “equity owner” for the purposes of this Questionnaire means (1) stockholders in the case of a corporation, (2) limited partners only in the case of a limited partnership, (3) general partners in the case of a general partnership, (4) members in the case of a limited liability company, (5) partners in the case of a limited liability partnership, (6) grantor(s) in the case of a trust revocable at the sole option of grantor(s) or (7) beneficiaries in the case of other trusts or of estates): _________

2. Background Information of Entity’s Signatory.

a.	Name: ________________________________________________________________

b.	Home Address __________________________________________________________

c.	Primary Telephone: ______________________________________________________

d.	Social Security #(s): _____________________________________________________

e.	U.S. Citizen: _____Yes _____No

f.	Occupation: ___________________________________________________

g.	Date of Birth: _________________________________________________

h.	E-Mail:	_____________________________________________________

3. Suitable Subscribers - Accredited Investor.

All Subscribers will be required to represent that they qualify under either (i) or (ii) below. Please indicate which of the following you meet:

(i) All of the equity owners of the entity meet one of (1), (2) or (3) and (4) below:

(1) have an individual net worth** (or joint net worth with spouse) in excess of $1,000,000;

(2) had an individual income*** (not including any amounts attributable to spouse or to property owned by spouse) of more than $200,000 in each of the previous two calendar years and a reasonable expectation to reach the same income level in the current year; or

(3) had a joint income with spouse in excess of $300,000 in each of the previous two calendar years and a reasonable expectation to reach the same income level in the current year.

               Yes      No

And

(4) have experience in investing in private placements, including private placements of securities of companies in the development stage, and acknowledges that (i) am able to provide for their current financial needs and foreseeable contingencies and have such knowledge and experience in financial or business matters that they are capable of evaluating the merits and risks of the investment in the Units, (ii) are able to bear the economic risk of an investment in the Units and, at the present time, are able to afford a complete loss of such investment.

               Yes      No

**For purposes of this question, a Subscriber’s “net worth” is equal to the excess of total assets at fair market value over total liabilities excluding, for the purposes of this net worth calculation, the value of such Subscriber’s primary resident, after deducting any mortgage securing such primary residence.

***For purposes of this Questionnaire, “income” means adjusted gross income, as reported for Federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income under Section 103 of the Code received, (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040 and (iii) any deduction claimed for depletion under Section 611 et. seq. of the Code.

(ii) The Subscriber is any of the following entities (please indicate which by initialing the appropriate line(s)):

(1) _______ A bank or savings and loan association, whether acting in its individual or fiduciary capacity.

(2) _______ A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

(3) _______ An insurance company.

(4) _______ An investment company registered under the Investment Company Act of 1940, or a business development company as defined in said Act.

(5) _______ A Small Business Investment Company licensed by the U.S. Small Business Administration.

(6) _______ A private business development company as defined in the Investment Advisers Act of 1940.

(7) _______ A corporation, Massachusetts or similar business trust or partnership, or any tax exempt organization as defined in Section 501(c)(3) of the Code, not formed for the specific purpose of acquiring Units, with total assets in excess of $5,000,000.

(8) _______ A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Units, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Units.

IF YOU ARE UNABLE TO CERTIFY TO STATEMENT 3(i) OR (ii) ABOVE, YOU ARE NOT QUALIFIED TO MAKE AN INVESTMENT IN THE UNITS AND MAY NOT PURCHASE ANY UNITS.

4. Disqualification.

Please indicate all of the following (if any) certifications applicable to the Subscriber or any of its executive officers and directors, managing members or executive officers and directors of its managing members (each, for purposes of this Section 4, “you”). If additional space is required to answer any question, please explain your answer in the “Remarks” section below. Please identify all questions answered in this fashion by their respective question numbers:

(i) Have you been convicted, within the past ten years of any felony or misdemeanor (a) in connection with the purchase or sale of any security; (b) involving the making of any false filing with the SEC; or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

Yes    No

(ii) Are you subject to any order, judgment or decree of any court of competent jurisdiction, entered within the past five years, that currently restrains or enjoins you from engaging or continuing to engage in any conduct or practice: (a) in connection with the purchase or sale of any security; (b) involving the making of any false filing with the SEC; or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes    No

(iii) Are you subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that: (a) currently bars you from: (1) association with an entity regulated by such commission, authority, agency or officer; (2) engaging in the business of securities, insurance or banking; or (3) engaging in savings association or credit union activities; or (b) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the past ten years?

Yes    No

(iv) Are you subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or section 203(e) or 203(f) of the Investment Advisers Act of 1940 (the “Advisers Act”) that currently: (a) suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser; (b) places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or (c) bars you from being associated with any entity or from participating in the offering of any penny stock?

Yes     No

(v) Are you subject to any order of the SEC, entered within the past five years, that currently orders you to cease and desist from committing or causing a future violation of: (a) any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or (b) Section 5 of the Securities Act.

Yes    No

(vi) Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

Yes    No

(vii) Have you filed (as a registrant or issuer), or were you named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within the past five years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of the sale of the securities, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes    No

(viii) Are you subject to a United States Postal Service false representation order entered within the past five years, or are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

Yes    No

If you answered yes to any of the foregoing questions, please explain your answer in the following “Remarks” section. Please identify all questions answered in this fashion by their respective question numbers.

REMARKS:

Question Number:         Answer:

5. Additional Information.

a.	If for a Trust:

A Trust must attach a copy of its Declaration of Trust or other governing instrument, as amended, as well as all other documents that authorize the Trust to invest in the Units. All documentation must be complete and correct.

b.	If for a Corporation:

A Trust must attach a copy of its Articles of Incorporation or other governing instrument, as amended, as well as all other documents that authorize the Corporation to invest in the Units. All documentation must be complete and correct.

c.	If for a Partnership (including a limited liability partnership) or Limited Liability Company:

A Subscribing entity must attach a copy of its Partnership Agreement, Operating Agreement or other governing instrument, as amended, as well as all other documents that authorize the Subscribing entity to invest in the Units. All documentation must be complete and correct.

7. Other Certifications.

a.	If by a Corporation:

By signing the Signature Page, the undersigned certifies on behalf of the Subscribing Corporation the following:

(A) that the Corporation’s purchase of the Units will be solely for the Corporation’s own account and not for the account of any other person or entity; and

(B) that the Corporation’s name, address of principal office, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

b.	If by a Partnership (including a limited liability partnership):

By signing the Signature Page, the undersigned certifies on behalf of the Subscribing Partnership the following:

(A) that the Subscribing Partnership’s purchase of the Units will be solely for the Subscribing Partnership’s own account and not for the account of any other person or entity; and

(B) that the Subscribing Partnership’s name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

c.	If by a Limited Liability Company:

By signing the Signature Page, the undersigned certifies on behalf of the Subscribing Limited Liability Company the following:

(A) that the Subscribing Limited Liability Company’s purchase of the Units will be solely for the Subscribing Limited Liability Company’s own account and not for the account of any other person or entity; and

(B) that the Subscribing Limited Liability Company’s name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

d.	If by a Trust (other than a retirement related trust) or Estate:

By signing the Signature Page, the undersigned certifies the following:

(A) that the Trust’s or Estate’s purchase of the Units will be solely for the Trusts or Estate’s own account and not for the account of any other person or entity;

(B) that the Trust’s or Estate’s purchase of the Units is within the investment powers and authority of the Trust or Estate (as set forth in the declaration of trust or other governing instrument) and that all necessary consents, approvals and authorizations for such purchase have been obtained and that each person who signs the Signature Page has all requisite power and authority as trustee or executor or administrator to execute this Questionnaire and the Subscription Agreement on behalf of the Trust or Estate;

(C) that the Trust has not been established in connection with either (i) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to the provisions of Title I of ERISA, or (ii) a plan described in Section 4975(e)(i) of the Code; and

(D) that the Trust’s or Estate’s name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

8. Reliance by the Company.

The undersigned understands that the Company will be relying on the accuracy and completeness of the responses to the questions contained in this Subscription Agreement and hereby represents and warrants to the Company as follows:

(i) The answers to the above questions are complete and correct and may be relied upon by the Company in determining whether the offering in connection with which the undersigned has executed this Questionnaire is exempt from registration under the Securities Act and complies with other applicable regulatory requirements;

(ii) The undersigned will notify the Company immediately of any material change in any statement made herein or any event resulting in the omission of any statement required to be made herein that occurs prior to the acceptance of this subscription;

(iii) The person signing this Subscription Agreement on behalf of the Entity has been duly authorized to acquire the Units and sign the Subscription Agreement on behalf of the Entity and, further, that the undersigned Entity has all requisite authority to purchase the Units and enter into this Subscription Agreement; and

(iv) The undersigned hereby certifies that they have read the entire Subscription Agreement and understand the contents thereof.

Dated: January __, 2020

Name of Purchasing Entity

By:
Signature of Authorized Agent

Name and Title of Signatory

ITEM F - Tax Certification for U.S. Persons and Non-U.S. Persons

[ATTACH FORM OF W-9]

ITEM G - RISK FACTORS

The following risk factors, among others, could in the future affect our actual results of operations and could cause our actual results to differ materially from those expressed in forward-looking statements made by us. These forward-looking statements are based on current expectations and we assume no obligation to update this information. Before you decide to buy, hold, or sell our Shares, you should carefully consider the risks described below, in addition to the other information contained elsewhere in this Subscription Booklet. The following risk factors are not the only risk factors facing our Company. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also affect our business. Our business, financial condition and results of operation could be seriously harmed if any of the events underlying any of these risks or uncertainties actually occurs. In that event, the price for our Shares could decline, and you may lose all or part of your investment.

RISK FACTORS

We have a limited operating history on which you can evaluate our company.

We have a limited operating history on which you can evaluate our company. Although the corporate entity has existed since 1990, we have only operated as an ammunition manufacturer since March 2017. As a result, our business will be subject to many of the problems, expenses, delays, and risks inherent in the establishment of a new business enterprise.

Our performance is influenced by a variety of economic, social, and political factors.

Our performance is influenced by a variety of economic, social, and political factors. General economic conditions and consumer spending patterns can negatively impact our operating results. Economic uncertainty, unfavorable employment levels, declines in consumer confidence, increases in consumer debt levels, increased commodity prices, and other economic factors may affect consumer spending on discretionary items and adversely affect the demand for our products. In times of economic uncertainty, consumers tend to defer expenditures for discretionary items, which affects demand for our products. Any substantial deterioration in general economic conditions that diminish consumer confidence or discretionary income could reduce our sales and adversely affect our operating results. Economic conditions also affect governmental political and budgetary policies. As a result, economic conditions also can have an effect on the sale of our products to law enforcement, government, and military customers.

Political and other factors also can affect our performance. Concerns about presidential, congressional, and state elections and legislature and policy shifts resulting from those elections can affect the demand for our products. In addition, speculation surrounding control of firearms, firearm products, and ammunition at the federal, state, and local level and heightened fears of terrorism and crime can affect consumer demand for our products. Often, such concerns result in an increase in near-term consumer demand and subsequent softening of demand when such concerns subside. Inventory levels in excess of customer demand may negatively impact operating results and cash flow.

Federal and state legislatures frequently consider legislation relating to the regulation of firearms, including amendment or repeal of existing legislation. Existing laws may also be affected by future judicial rulings and interpretations firearm products, and ammunition. If such restrictive changes to legislation develop, we could find it difficult, expensive, or even impossible to comply with them, impeding new product development and distribution of existing products.

Our success depends upon our ability to introduce new products that match customer preferences.

Our success depends upon our ability to introduce new products that match consumer preferences. Our efforts to introduce new products into the market may not be successful, and any new products that we introduce may not result in customer or market acceptance. We develop new products that we believe will match consumer preferences. The development of a new product is a lengthy and costly process and may not result in the development of a successful product. Failure to develop new products that are attractive to consumers could decrease our sales, operating margins, and market share and could adversely affect our business, operating results, and financial condition.

If we are unable to protect our intellectual property, we may lose a competitive advantage or incur substantial litigation costs to protect our rights.

Our future success depends upon our proprietary technology. Our protective measures, including patent and trade secret protection, may prove inadequate to protect our proprietary rights. The right to stop others from misusing our trademarks, service marks, and patents in commerce depends to some extent on our ability to show evidence of enforcement of our rights against such misuse in commerce. Our efforts to stop improper use, if insufficient, may lead to loss of trademark and service mark rights, brand loyalty, and notoriety among our customers and prospective customers. The scope of any patent that we have or may obtain may not prevent others from developing and selling competing products. The validity and breadth of claims covered in technology patents involve complex legal and factual questions, and the resolution of such claims may be highly uncertain, and expensive. In addition, our patents may be held invalid upon challenge, or others may claim rights in or ownership of our patents.

We may be subject to intellectual property infringement claims, which could cause us to incur litigation costs and divert management attention from our business.

Any intellectual property infringement claims against us, with or without merit, could be costly and time-consuming to defend and divert our management’s attention from our business. If our products were found to infringe a third party’s proprietary rights, we could be required to enter into costly royalty or licensing agreements to be able to sell our products. Royalty and licensing agreements, if required, may not be available on terms acceptable to us or at all.

Our efforts to avoid the patent, trademark, and copyright rights of others may not provide notice to us of potential infringements in time to avoid investing in product development and promotion that must later be abandoned if suitable license terms cannot be reached.

There is no guarantee that our use of conventional technology searching and brand clearance searching will identify all potential rights holders. Rights holders may demand payment for past infringements and/or force us to accept costly license terms or discontinue use of protected technology and/or works of authorship that may include for example photos, videos, and software.

We depend on the sale of our ammunition products.

We manufacture ammunition and ammunition casings for sale to a wide variety of consumers, including gun enthusiasts, collectors, hunters, sportsmen, competitive shooters, individuals desiring home and personal protection, manufacturers, law enforcement and security agencies and officers in the United States and throughout the world. The sale of ammunition and ammunition components is influenced by the sale and usage of firearms. As noted above, sales of firearms are influenced by a variety of economic, social, and political factors, which may result in volatile sales. Ammunition sales represented a substantial amount of our net sales for the year ended March 31, 2019, the three months ended March 31, 2018 and the year ended December 31, 2017.

Our manufacturing facilities are critical to our success.

Our Arizona and Wisconsin manufacturing facilities are critical to our success, as we currently produce all of our products at these facilities. The facilities also house our principal research, development, engineering, and design functions.

Any event that causes a disruption of the operations of these facilities for even a relatively short period of time would adversely affect our ability to produce and ship our products and to provide service to our customers. We make certain changes in our manufacturing operations from time to time to enhance the facilities and associated equipment and systems and to introduce certain efficiencies in manufacturing and other processes to produce our products in a more efficient and cost-effective manner. We anticipate that we will continue to incur significant capital and other expenditures with respect to these facilities, but we may not be successful in continuing to improve efficiencies.

To the extent demand for our products increase, our future success will depend upon our ability to enhance manufacturing production capacity.

We intend to continue marketing our ammunition products. To the extent demand for our products increase significantly in future periods, one of our key challenges will be to enhance production capacity to meet sales demand, while maintaining product quality. Our inability to meet any future increase in sales demand or access capital for inventory may hinder growth, or increase dilution in connection with financing activities conducted to meet any such increase in sales demand.

Shortages of components and materials may delay or reduce our sales and increase our costs, thereby harming our results of operations.

The inability to obtain sufficient quantities of raw materials and components, including casings, primers, gun powder, projectiles, and brass necessary for the production of our products could result in reduced or delayed sales or lost orders. Any delay in or loss of sales or orders could adversely impact our operating results. Many of the materials used in the production of our products are available only from a limited number of suppliers. We do not have long-term supply contracts with any suppliers. As a result, we could be subject to increased costs, supply interruptions, and difficulties in obtaining raw materials and components.

Our reliance on third-party suppliers for various raw materials and components for our products exposes us to volatility in the availability, quality, and price of these raw materials and components. Our orders with certain of our suppliers may represent a very small portion of their total orders. As a result, they may not give priority to our business, leading to potential delays in or cancellation of our orders. A disruption in deliveries from our third-party suppliers, capacity constraints, production disruptions, price increases, or decreased availability of raw materials or commodities could have an adverse effect on our ability to meet our commitments to customers or increase our operating costs. Quality issues experienced by third party suppliers can also adversely affect the quality and effectiveness of our products and result in liability and reputational harm.

We rely on third-party suppliers for most of our manufacturing equipment.

We also rely on third-party suppliers for most of the manufacturing equipment necessary to produce our products. The failure of suppliers to supply manufacturing equipment in a timely manner or on commercially reasonable terms could delay our plans to expand our business and otherwise disrupt our production schedules and increase our manufacturing costs. Our orders with certain of our suppliers may represent a very small portion of their total orders. As a result, they may not give priority to our business, leading to potential delays in or cancellation of our orders. If any single-source supplier were to fail to supply our needs on a timely basis or cease providing us manufacturing equipment or components, we would be required to locate and contract with substitute suppliers. We may have difficulty identifying a substitute supplier in a timely manner and on commercially reasonable terms. If this were to occur, our business would be harmed.

We do not have long-term purchase commitments from our customers, and their ability to cancel, reduce, or delay orders could reduce our revenue and increase our costs.

Our customers do not provide us with firm, long-term volume purchase commitments, but instead issue purchase orders for our products as needed. As a result, customers can cancel purchase orders or reduce or delay orders at any time. The cancellation, delay, or reduction of customer purchase orders could result in reduced sales, excess inventory, unabsorbed overhead, and reduced income from operations.

We often schedule internal production levels and place orders for raw materials and components with third party suppliers before receiving firm orders from our customers. Therefore, if we fail to accurately forecast customer demand, we may experience excess inventory levels or a shortage of products to deliver to our customers. Factors that could affect our ability to accurately forecast demand for our products include the following:

●	an increase or decrease in consumer demand for our products or for the products of our competitors;

●	our failure to accurately forecast consumer acceptance of new products;

●	new product introductions by us or our competitors;

●	changes in our relationships within our distribution channels;

●	changes in general market conditions or other factors, which may result in cancellations of orders or a reduction or increase in the rate of reorders placed by retailers;

●	changes in laws and regulations governing the activities for which we sell products, such as hunting and shooting sports;

●	weak economic conditions or consumer confidence, which could reduce demand for discretionary items, such as our products; and

●	the domestic political environment, including debate over the regulation of firearms, ammunition, and related products.

Inventory levels in excess of consumer demand may result in inventory write-downs and the sale of excess inventory at discounted prices, which could have an adverse effect on our business, operating results, and financial condition. If we underestimate demand for our products, our manufacturing facilities or third-party suppliers may not be able to react quickly enough to meet consumer demand, resulting in delays in the shipment of products and lost revenue, and damage to our reputation and customer and consumer relationships. We may not be able to manage inventory levels successfully to meet future order and reorder requirements.

Our revenue depends primarily on sales by various retailers and distributors, some of which account for a significant portion of our sales.

Our revenue depends on our sales through various leading national and regional retailers, local specialty firearms stores, and online merchants. The U.S. retail industry serving the outdoor recreation market has become relatively concentrated. Our sales could become increasingly dependent on purchases by several large retail customers. Consolidation in the retail industry could also adversely affect our business. If our sales were to become increasingly dependent on business with several large retailers, we could be adversely affected by the loss or a significant decline in sales to one or more of these customers. In addition, our dependence on a smaller group of retailers could result in their increased bargaining position and pressures on the prices we charge.

The loss of any one or more of our retail customers or significant or numerous cancellations, reductions, delays in purchases or changes in business practices by our retail customers could have an adverse effect on our business, operating results, and financial condition.

These sales channels involve a number of special risks, including the following:

●	we may be unable to secure and maintain favorable relationships with retailers and distributors;

●	we may be unable to control the timing of delivery of our products to end-user consumers;

●	our retailers and distributors are not subject to minimum sales requirements or any obligation to market our products to their customers;

●	our retailers and distributors may terminate their relationships with us at any time; and

●	our retailers and distributors market and distribute competing products.

We have three customers that accounted for approximately 54% of our net sales for the year ended March 31, 2019 and three customers that accounted for 68% of our net sales for the three month period ended March 31, 2018. At December 31, 2017, 58% of our net sales resulted from one customer. Although we intend to expand our customer base, our revenue would likely decline if we lost any major customers or if one of these sizable customers were to significantly reduce its orders for any reason. Because our sales are made by means of standard purchase orders rather than long-term contracts, we cannot assure you that our customers will continue to purchase our products at current levels, or at all.

In addition, periods of sluggish economies and consumer uncertainty regarding future economic prospects in our key markets can have an adverse effect on the financial health of our customers, which may in turn have a material adverse effect on our business, operating results, and financial condition.

We extend credit to our customers for periods of varying duration based on an assessment of the customer’s financial condition, generally without requiring collateral, which increases our exposure to the risk of uncollectable receivables. In addition, we face increased risk of order reduction or cancellation when dealing with financially ailing retailers or retailers struggling with economic uncertainty. We may reduce our level of business with customers and distributors experiencing financial difficulties and may not be able to replace that business with other customers, which could have a material adverse effect on our business, operating results, and financial condition.

An inability to expand our E-commerce business could reduce our future growth.

Consumers are increasingly purchasing products online. We operate direct-to-consumer e-commerce stores to maintain an online presence with our end users. The future success of our online operations depends on our ability to use our marketing resources to communicate with existing and potential customers. We face competitive pressure to offer promotional discounts, which could impact our gross margin and increase our marketing expenses. We are limited, however, in our ability to fully respond to competitor price discounting because we cannot market our products at prices that may produce adverse relationships with our customers that operate brick and mortar locations as they may perceive themselves to be at a disadvantage based on lower e-commerce pricing to end consumers. There is no assurance that we will be able to successfully expand our e-commerce business to respond to shifting consumer traffic patterns and direct-to-consumer buying trends.

In addition, e-commerce and direct-to-consumer operations are subject to numerous risks, including implementing and maintaining appropriate technology to support business strategies; reliance on third-party computer hardware/software and service providers; data breaches; violations of state, federal or international laws, including those relating to online privacy; credit card fraud; telecommunication failures; electronic break-ins and similar disruptions; and disruption of Internet service. Our inability to adequately respond to these risks and uncertainties or to successfully maintain and expand our direct-to-consumer business may have an adverse impact on our business and operating results.

Our gross margins depend upon our sales mix.

Our gross margin is higher when our sales mix is skewed toward our higher-margin proprietary product lines versus a lower contribution from mid-market ammunition that we also manufacture. If our actual sales mix results in a lower overall percentage from our proprietary lines, our gross margins will be reduced, affecting our results of operations.

We may have difficulty collecting amounts owed to us.

Certain of our customers may experience business challenges and credit-related issues. We perform ongoing credit evaluations of customers, but these evaluations may not be completely effective. We grant payment terms to most customers ranging from 30 to 90 days and do not generally require collateral. Should more customers than we anticipate experience liquidity issues, or if payments are not received on a timely basis, we may have difficulty collecting amounts owed to us by such customers and our business, operating results, and financial condition could be adversely impacted. Retail consolidation could result in more concentrated credit-related risks.

We face intense competition that could result in our losing or failing to gain market share and suffering reduced sales.

We operate in intensely competitive markets that are characterized by price erosion and competition from major domestic and international companies. Competition in the markets in which we operate is based on a number of factors, including price, quality, product innovation, performance, reliability, styling, product features, and warranties, and sales and marketing programs. This intense competition could result in pricing pressures, lower sales, reduced margins, and lower market share.

Our competitors include Federal Premium Ammunition, Remington Arms, the Winchester Ammunition Division of Olin Corporation, and various smaller manufacturers and importers, including Black Hills Ammunition, CBC Group, Fiocchi Ammunition, Hornady, PMC, Rio Ammunition, and Wolf. Most of our competitors have greater market recognition, larger customer bases, long-term government contracts, and substantially greater financial, technical, marketing, distribution, and other resources than we possess and that afford them competitive advantages. As a result, they may be able to devote greater resources to the promotion and sale of products, to invest more funds in intellectual property and product development, to negotiate lower prices for raw materials and components, to deliver competitive products at lower prices, and to introduce new products and respond to consumer requirements more quickly than we can.

Our competitors could introduce products with superior features at lower prices than our products and could also bundle existing or new products with other more established products to compete with us. Certain of our competitors may be willing to reduce prices and accept lower profit margins to compete with us. Our competitors could also gain market share by acquiring or forming strategic alliances with other competitors.

Finally, we may face additional sources of competition in the future because new distribution methods offered by the Internet and electronic commerce have removed many of the barriers to entry historically faced by start-up companies. Retailers also demand that suppliers reduce their prices on products, which could lead to lower margins. Any of the foregoing effects could cause our sales to decline, which would harm our financial position and results of operations.

Our ability to compete successfully depends on a number of factors, both within and outside our control. These factors include the following:

●	our success in developing, producing, marketing, and successfully selling new products;

●	our ability to address the needs of our consumer customers;

●	the pricing, quality, performance, and reliability of our products;

●	the quality of our customer service;

●	the efficiency of our production; and

●	product or technology introductions by our competitors.

Because we believe technological and functional distinctions among competing products in our markets are perceived by many end-user consumers to be relatively modest, effectiveness in marketing and manufacturing are particularly important competitive factors in our business.

Seasonality and weather conditions may cause our operating results to vary from quarter to quarter.

Because many of our products are used for seasonal outdoor sporting activities, our operating results may be significantly impacted by unseasonable weather conditions. Accordingly, our operating results could suffer when weather patterns do not conform to seasonal norms.

Shipments of ammunition for hunting are highest during the months of June through September to meet consumer demand for the fall hunting season and holidays. The seasonality of our sales may change in the future. Seasonal variations in our operating results may reduce our cash on hand, increase our inventory levels, and extend our accounts receivable collection periods. This in turn may cause us to increase our debt levels and interest expense to fund our working capital requirements.

We manufacture and sell products that create exposure to potential product liability, warranty liability, or personal injury claims and litigation.

Our products are used in activities and situations that involve risk of personal injury and death. Our products expose us to potential product liability, warranty liability, and personal injury claims and litigation relating to the use or misuse of our products, including allegations of defects in manufacturing, defects in design, a failure to warn of dangers inherent in the product or activities associated with the product, negligence, and strict liability. If successful, any such claims could have a material adverse effect on our business, operating results, and financial condition. Defects in our products may result in a loss of sales, recall expenses, delay in market acceptance, and damage to our reputation and increased warranty costs, which could have a material adverse effect on our business, operating results, and financial condition. Although we maintain product liability insurance in amounts that we believe are reasonable, we may not be able to maintain such insurance on acceptable terms, if at all, in the future and product liability claims may exceed the amount of insurance coverage. In addition, our reputation may be adversely affected by such claims, whether or not successful, including potential negative publicity about our products.

The failure to manage our growth could adversely affect our operations.

The failure to manage our growth could adversely affect our operations. To continue to expand our business and enhance our competitive position, we must make significant investments in equipment, facilities, systems, and personnel. In addition, we must commit significant funds to enhance our sales, marketing, information technology, and research and development efforts. As a result of the increase in fixed costs and operating expenses, our failure to increase our sales sufficiently to offset these increased costs could adversely affect our business, operating results, and financial condition.

Managing our planned growth effectively will require us to take a number of steps, including the following:

●	enhance our operational, financial, and management systems;

●	enhance our facilities and purchase additional equipment; and

●	successfully hire, train, and retain additional employees, including additional personnel for our technological, sales, and marketing efforts.

The expansion of our products and customer base may result in increases in our overhead and selling expenses. We may be required to increase staffing and other expenses and our expenditures on capital equipment and leasehold improvements to meet the demand for our products. Any increase in expenditures in anticipation of future sales that do not materialize would adversely affect our profitability.

Our business is highly dependent upon our brand recognition and reputation, and the failure to maintain or enhance our brand recognition or reputation would likely have a material adverse effect on our business.

Our brand recognition and reputation are critical aspects of our business. We believe that maintaining and further enhancing our brands, particularly our STREAK VISUAL AMMUNITION™ brands, and our reputation are critical to retaining existing customers and attracting new customers. We also believe that the importance of our brand recognition and reputation will continue to increase as competition in our markets continues to develop.

We anticipate that our advertising, marketing, and promotional efforts will increase in the foreseeable future as we continue to seek to enhance our brands and consumer demand for our products. Historically, we have relied on print and electronic media advertising to increase consumer awareness of our brands to increase purchasing intent and conversation. We anticipate that we will increasingly rely on other forms of media advertising, including social media and e-marketing. Our future growth and profitability will depend in large part upon the effectiveness and efficiency of our advertising, promotion, public relations, and marketing programs. These brand promotion activities may not yield increased revenue and the efficacy of these activities will depend on a number of factors, including our ability to do the following:

●	determine the appropriate creative message and media mix for advertising, marketing, and promotional expenditures;

●	select the right markets, media, and specific media vehicles in which to advertise;

●	identify the most effective and efficient level of spending in each market, media, and specific media vehicle; and

●	effectively manage marketing costs, including creative and media expenses, to maintain acceptable customer acquisition costs.

In addition, certain of our current or future products may benefit from endorsements and support from particular sportsmen, athletes, or other celebrities, and those products and brands may become personally associated with those individuals. As a result, sales of the endorsed products could be materially and adversely affected if any of those individuals’ images, reputations, or popularity were to be negatively impacted.

Increases in the pricing of one or more of our marketing and advertising channels could increase our marketing and advertising expenses or cause us to choose less expensive but possibly less effective marketing and advertising channels. If we implement new marketing and advertising strategies, we may incur significantly higher costs than our current channels, which in turn could adversely affect our operating results. Implementing new marketing and advertising strategies also could increase the risk of devoting significant capital and other resources to endeavors that do not prove to be cost effective. We also may incur marketing and advertising expenses significantly in advance of the time we anticipate recognizing revenue associated with such expenses and our marketing and advertising expenditures may not generate sufficient levels of brand awareness and conversation or result in increased revenue. Even if our marketing and advertising expenses result in increased sales, the increase might not offset our related expenditures. If we are unable to maintain our marketing and advertising channels on cost-effective terms or replace or supplement existing marketing and advertising channels with similarly or more effective channels, our marketing and advertising expenses could increase substantially, our customer base could be adversely affected, and our business, operating results, financial condition, and reputation could suffer.

Our operating results may experience significant fluctuations.

Many factors contribute to significant periodic and seasonal quarterly fluctuations in our results of operations. These factors include the following:

●	the cyclicality of the markets we serve;

●	the timing and size of new orders;

●	the cancellation of existing orders;

●	the volume of orders relative to our capacity;

●	product introductions and market acceptance of new products or new generations of products;

●	timing of expenses in anticipation of future orders;

●	changes in product mix;

●	availability of production capacity;

●	changes in cost and availability of labor and raw materials;

●	timely delivery of products to customers;

●	pricing and availability of competitive products;

●	new product introduction costs;

●	changes in the amount or timing of operating expenses;

●	introduction of new technologies into the markets we serve;

●	pressures on reducing selling prices;

●	our success in serving new markets;

●	adverse publicity regarding the safety, performance, and use of our products;

●	the institution and outcome of any litigation;

●	political, economic, or regulatory developments; and

●	changes in economic conditions.

As a result of these and other factors, we believe that period-to-period comparisons of our results of operations may not be meaningful in the short term, and our performance in a particular period may not be indicative of our performance in any future period.

The failure to attract and retain key personnel could have an adverse effect on our operating results.

Our success depends substantially on the efforts and abilities of our senior management and key personnel. The competition for qualified management and key personnel is intense. Although we maintain noncompetition and nondisclosure covenants with many of our key personnel, we do not have employment agreements with most of them. The loss of services of one or more of our key employees or the inability to hire, train, and retain additional key personnel could delay the development and sale of our products, disrupt our business, and interfere with our ability to execute our business plan.

In addition, our ability to maintain our competitive position is dependent to a large degree on the efforts and skills of our senior management team, including Fred Wagenhals, our President and Chief Executive Officer. The loss of the services of one or more of our key personnel could materially and adversely affect our operations.

We may not be able to secure additional financing on favorable terms, or at all, to meet our future capital needs.

In the future, we may require additional capital to fund the planned expansion of our business and to respond to business opportunities, challenges, potential acquisitions, or unforeseen circumstances. We could encounter unforeseen difficulties that may deplete our capital resources rapidly, which could require us to seek additional financing in the near future. The timing and amount of any additional financing that is required to continue the expansion of our business and the marketing of our products will depend on our ability to improve our operating results and other factors. We may not be able to secure additional debt or equity financing in a timely basis or on favorable terms, or at all. Such financing could result in substantial dilution of the equity interests of existing stockholders. We have no commitments for any additional financing should the need arise. If we are unable to secure any necessary additional financing, we may need to delay expansion plans, conserve cash, and reduce operating expenses. There is no assurance that any additional financing will be sufficient, that the financing will be available on terms favorable to us or to existing stockholders and at such times as required, or that we will be able to obtain the additional financing required for the continued operation and growth of our business. Any debt financing obtained by us in the future could involve restrictive covenants relating to our capital raising activities and other financial and operational matters, which may make it more difficult for us to obtain additional capital and to pursue business opportunities. If we raise additional funds through further issuances of equity, convertible debt securities, or other securities convertible into equity, our existing stockholders could suffer significant dilution in their percentage ownership of our company, and any new equity securities we issue could have rights, preferences, and privileges senior to those of holders of our Common Stock. If we are unable to obtain adequate financing or financing on terms satisfactory to us, when we require it, our ability to grow or support our business and to respond to business challenges could be significantly limited.

Potential strategic alliances may not achieve their objectives, which could impede our growth.

We anticipate that we will enter into strategic alliances in the future. We continue to explore strategic alliances designed to expand our product offerings, enter new markets, and improve our distribution channels. Strategic alliances may not achieve their intended objectives, and parties to our strategic alliances may not perform as contemplated. The failure of these alliances may impede our ability to introduce new products and enter new markets.

Any acquisitions that we undertake will involve significant risks, and any acquisitions that we undertake in the future could disrupt our business, dilute stockholder value, and harm our operating results.

We have a strategy to expand our operations through strategic acquisitions to enhance existing products and offer new products, enter new markets and businesses, strengthen and avoid interruption from our supply chain, and enhance our position in current markets and businesses. Acquisitions involve significant risks and uncertainties. We cannot accurately predict the timing, size, and success of any future acquisitions. We may be unable to identify suitable acquisition candidates or to complete the acquisitions of candidates that we identify. Increased competition for acquisition candidates or increased asking prices by acquisition candidates may increase purchase prices for acquisitions to levels beyond our financial capability or to levels that would not result in the returns required by our acquisition criteria. Unforeseen expenses, difficulties, and delays frequently encountered in connection with expansion through acquisitions could inhibit our growth and negatively impact our operating results.

Our ability to complete acquisitions that we desire to make will depend upon various factors, including the following:

●	the availability of suitable acquisition candidates at attractive purchase prices;

●	the ability to compete effectively for available acquisition opportunities;

●	the availability of cash resources, borrowing capacity, or stock at favorable price levels to provide required purchase prices in acquisitions;

●	the ability of management to devote sufficient attention to acquisition efforts; and

●	the ability to obtain any requisite governmental or other approvals.

We may have little or no experience with certain acquired businesses, which could involve significantly different supply chains, production techniques, customers, and competitive factors than our current business. This lack of experience would require us to rely to a great extent on the management teams of these acquired businesses. These acquisitions also could require us to make significant investments in systems, equipment, facilities, and personnel in anticipation of growth. These costs could be essential to implement our growth strategy in supporting our expanded activities and resulting corporate structure changes. We may be unable to achieve some or all of the benefits that we expect to achieve as we expand into these new markets within the time frames we expect, if at all. If we fail to achieve some or all of the benefits that we expect to achieve as we expand into these new markets, or do not achieve them within the time frames we expect, our business, financial condition, and results of operations could be adversely affected.

As a part of any potential acquisition, we may engage in discussions with various acquisition candidates. In connection with these discussions, we and each potential acquisition candidate may exchange confidential operational and financial information, conduct due diligence inquiries, and consider the structure, terms, and conditions of the potential acquisition. In certain cases, the prospective acquisition candidate agrees not to discuss a potential acquisition with any other party for a specific period of time and agrees to take other actions designed to enhance the possibility of the acquisition, such as preparing audited financial information. Potential acquisition discussions frequently take place over a long period of time and involve difficult business integration and other issues. As a result of these and other factors, a number of potential acquisitions that from time-to-time appear likely to occur do not result in binding legal agreements and are not consummated, but may result in increased legal, consulting, and other costs.

Unforeseen expenses, difficulties, and delays frequently encountered in connection with future acquisitions could inhibit our growth and negatively impact our profitability. Any future acquisitions may not meet our strategic objectives or perform as anticipated. In addition, the size, timing, and success of any future acquisitions may cause substantial fluctuations in our operating results from quarter to quarter. These interim fluctuations could adversely affect the market price of our Common Stock.

If we finance any future acquisitions in whole or in part through the issuance of Common Stock or securities convertible into or exercisable for Common Stock, existing stockholders will experience dilution in the voting power of their Common Stock and earnings per share could be negatively impacted. The extent to which we will be able or willing to use our Common Stock for acquisitions will depend on the market price of our Common Stock from time-to-time and the willingness of potential acquisition candidates to accept our Common Stock as full or partial consideration for the sale of their businesses. Our inability to use our Common Stock as consideration, to generate cash from operations, or to obtain additional funding through debt or equity financings to pursue an acquisition could limit our growth.

Any acquisitions that we undertake could be difficult to integrate, disrupt our business, and harm our operations.

We may be unable to effectively complete an integration of the management, operations, facilities, and accounting and information systems of acquired businesses with our own; to implement effective controls to mitigate legal and business risks with which we have no prior experience; to manage efficiently the combined operations of the acquired businesses with our operations; to achieve our operating, growth, and performance goals for acquired businesses; to achieve additional sales as a result of our expanded operations; or to achieve operating efficiencies or otherwise realize cost savings as a result of anticipated acquisition synergies. The integration of acquired businesses involves numerous risks and uncertainties, including the following:

●	the potential disruption of our core businesses;

●	risks associated with entering markets and businesses in which we have little or no prior experience;

●	diversion of management’s attention from our core businesses;

●	adverse effects on existing business relationships with suppliers and customers;

●	risks associated with increased regulatory or compliance matters;

●	failure to retain key customers, suppliers, or personnel of acquired businesses;

●	the potential strain on our financial and managerial controls and reporting systems and procedures;

●	greater than anticipated costs and expenses related to the integration of the acquired business with our business;

●	potential unknown liabilities associated with the acquired company;

●	risks associated with weak internal controls over information technology systems and associated cyber security risks;

●	meeting the challenges inherent in effectively managing an increased number of employees in diverse locations;

●	failure of acquired businesses to achieve expected results;

●	the risk of impairment charges related to potential write-downs of acquired assets in future acquisitions; and

●	the challenge of creating uniform standards, controls, procedures, policies, and information systems.

Breaches of our information systems could adversely affect our reputation, disrupt our operations, and result in increased costs and loss sales.

There have been an increasing number of cyber security incidents affecting companies around the world, which have caused operational failures or compromised sensitive corporate data. Although we do not believe our systems are at a greater risk of cyber security incidents than other similar organizations, such cyber security incidents may result in the loss or compromise of customer, financial, or operational data; disruption of billing, collections, or normal operating activities; disruption of electronic monitoring and control of operational systems; and delays in financial reporting and other management functions. Possible impacts associated with a cyber security incident may include among others, remediation costs related to lost, stolen, or compromised data; repairs to data processing systems; increased cyber security protection costs; reputational damage; and adverse effects on our compliance with applicable privacy and other laws and regulations.

A failure of our information technology systems, or an interruption in their operation due to internal or external factors including cyber-attacks, could have a material adverse effect on our business, financial condition or results of operations.

Our operations depend on our ability to protect our information systems, computer equipment, and information databases from systems failures. We rely on our information technology systems generally to manage the day-to-day operations of our business, operate elements of our manufacturing facility, manage relationships with our customers, fulfill customer orders, and maintain our financial and accounting records. Failure of our information technology systems could be caused by internal or external events, such as incursions by intruders or hackers, computer viruses, cyber-attacks, failures in hardware or software, or power or telecommunication fluctuations or failures. The failure of our information technology systems to perform as anticipated for any reason or any significant breach of security could disrupt our business and result in numerous adverse consequences, including reduced effectiveness and efficiency of operations, increased costs, or loss of important information, any of which could have a material adverse effect on our business, operating results, and financial condition. Any technology and information security processes and disaster recovery plans we use to mitigate our risk to these vulnerabilities may not be adequate to ensure that our operations will not be disrupted should such an event occur.

We are subject to extensive regulation and could incur fines, penalties and other costs and liabilities under such requirements.

Like many other manufacturers and distributors of consumer products, we are required to comply with a wide variety of laws, rules, and regulations, including those relating to labor, employment, the environment, the export and import of our products, and taxation. These laws, rules, and regulations currently impose significant compliance requirements on our business, and more restrictive laws, rules and regulations may be adopted in the future.

Our operations are subject to a variety of laws and regulations relating to environmental protection, including those governing the discharge, treatment, storage, transportation, remediation, and disposal of certain materials and wastes, and restoration of damages to the environment, and health and safety matters. We could incur substantial costs, including remediation costs, resource restoration costs, fines, penalties, and third-party property damage or personal injury claims as a result of liabilities under or violations of such laws and regulations or the permits required thereunder. While environmental laws and regulations have not had a material adverse effect on our business, operating results, financial condition, the ultimate cost of environmental liabilities is difficult to accurately predict and we could incur material additional costs as a result of requirements or obligations imposed or liabilities identified in the future.

As a manufacturer and distributor of consumer products, we are subject to the Consumer Products Safety Act, which empowers the Consumer Products Safety Commission to exclude from the market products that are found to be unsafe or hazardous. Under certain circumstances, the Consumer Products Safety Commission could require us to repurchase or recall one or more of our products. In addition, laws regulating certain consumer products exist in some cities and states, and in other countries in which we sell our products, and more restrictive laws and regulations may be adopted in the future. Any repurchase or recall of our products could be costly to us and could damage our reputation. If we were required to remove, or we voluntarily removed, our products from the market, our reputation could be tarnished, and we could have large quantities of finished products that we are unable to sell. We are also subject to the rules and regulations of the Bureau of Alcohol, Tobacco, Firearms and Explosives, or the ATF. If we fail to comply with ATF rules and regulations, the ATF may limit our growth or business activities, levy fines against or revoke our license to do business. Our business, and the business of all producers and marketers of ammunition and firearms, is also subject to numerous federal, state, local, and foreign laws, regulations, and protocols. Applicable laws have the following effects:

●	require the licensing of all persons manufacturing, exporting, importing, or selling firearms and ammunition as a business;

●	require background checks for purchasers of firearms;

●	impose waiting periods between the purchase of a firearm and the delivery of a firearm;

●	prohibit the sale of firearms to certain persons, such as those below a certain age and persons with criminal records;

●	regulate the use and storage of gun powder or other energetic materials;

●	regulate our employment of personnel with criminal convictions; and

●	restrict access to firearm manufacturing facilities for individuals from other countries or with criminal convictions.

Also, the export of our products is controlled by International Traffic in Arms Regulations, or ITAR, and Export Administration Regulations, or EAR. The ITAR implements the provisions of the Arms Export Control Act and is enforced by the U.S. Department of State. The EAR implements the provisions of the Export Administration Act and is enforced by the U.S. Department of Commerce. Among their many provisions, the ITAR and the EAR require a license application for the export of many of our products. In addition, the ITAR requires congressional approval for any firearms export application with a total value of $1 million or higher. Further, because our manufacturing process includes certain toxic, flammable and explosive chemicals, we are subject to the Chemical Facility Anti-Terrorism Standards, as administered by the U.S. Department of Homeland Security, which require that we take additional reporting and security measures related to our manufacturing process.

Several states currently have laws in effect that are similar to, and, in certain cases, more restrictive than, these federal laws. Compliance with all of these regulations is costly and time-consuming. Inadvertent violation of any of these regulations could cause us to incur fines and penalties and may also lead to restrictions on our ability to manufacture and sell our products and services and to import or export the products we sell.

Changes in government policies and firearms legislation could adversely affect our financial results.

The sale, purchase, ownership, and use of firearms are subject to numerous and varied federal, state, and local governmental regulations. Federal laws governing firearms include the National Firearms Act, the Federal Firearms Act, the Arms Export Control Act, and the Gun Control Act of 1968. These laws generally govern the manufacture, import, export, sale, and possession of firearms and ammunition. We hold all necessary licenses to legally sell ammunition in the United States.

Currently, the federal legislature and several state legislatures are considering additional legislation relating to the regulation of firearms and ammunition. These proposed bills are extremely varied. If enacted, such legislation could effectively ban or severely limit the sale of affected firearms and ammunition. In addition, if such restrictions are enacted and are incongruent, we could find it difficult, expensive, or even practically impossible to comply with them, which could impede new product development and the distribution of existing products. We cannot assure you that the regulation of our business activities will not become more restrictive in the future and that any such restriction will not have a material adverse effect on our business.

Any change to the interpretation of the Second Amendment would dramatically impact our ability to conduct business.

Failure to comply with the U.S. Foreign Corrupt Practices Act or other applicable anti-corruption legislation, and export controls and trade sanctions, could result in fines or criminal penalties if we expand our business abroad.

The expansion of our business internationally would expose us to trade sanctions and other restrictions imposed by the United States and other governments. The U.S. Departments of Justice, Commerce, Treasury and other agencies and authorities have a broad range of civil and criminal penalties they may seek to impose against companies for violations of export controls, the Foreign Corrupt Practices Act, anti-boycott provisions and other federal statutes, sanctions and regulations and, increasingly, similar or more restrictive foreign laws, rules and regulations, which may also apply to us. By virtue of these laws and regulations, and under laws and regulations in other jurisdictions, we may be obliged to limit our business activities, we may incur costs for compliance programs and we may be subject to enforcement actions or penalties for noncompliance. In recent years, U.S. and foreign governments have increased their oversight and enforcement activities with respect to these laws and we expect the relevant agencies to continue to increase these activities. A violation of these laws, sanctions or regulations could result in restrictions on our exports, civil and criminal fines or penalties and could adversely impact our business, operating results, and financial condition.

Our charter documents and Delaware law could make it more difficult for a third party to acquire us and discourage a takeover.

Our Certificate of Incorporation, Bylaws, and Delaware law contain certain provisions that may have the effect of deterring or discouraging, among other things, a non-negotiated tender or exchange offer for shares of Common Stock, a proxy contest for control of our company, the assumption of control of our company by a holder of a large block of Common Stock, and the removal of the management of our company. Such provisions also may have the effect of deterring or discouraging a transaction which might otherwise be beneficial to stockholders. Our certificate of incorporation also may authorize our board of directors, without stockholder approval, to issue one or more series of preferred stock, which could have voting and conversion rights that adversely affect or dilute the voting power of the holders of Common Stock. Delaware law also imposes conditions on certain business combination transactions with “interested stockholders.” Our certificate of incorporation authorizes our Board of Directors to fill vacancies or newly created directorships. A majority of the directors then in office may elect a successor to fill any vacancies or newly created directorships. Such provisions cold limit the price that investors might be willing to pay in the future for shares of our Common Stock and impede the ability of the stockholders to replace management.

The elimination of monetary liability against our directors, officers, and employees under Delaware law and the existence of indemnification rights to our directors, officers, and employees may result in substantial expenditures by us and may discourage lawsuits against our directors, officers, and employees. We also may have entered into contractual indemnification obligations under employment agreements with our executive officers. The foregoing indemnification obligations could result in our incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which we may be unable to recoup. These provisions and resultant costs may also discourage us from bringing a lawsuit against our directors and officers for breaches of their fiduciary duties and may similarly discourage the filing of derivative litigation by our stockholders against our directors and officers even though such actions, if successful, might otherwise benefit our company and our stockholders.

Our results of operations could be impacted by unanticipated changes in tax provisions or exposure to additional income tax liabilities.

Our business operates in many locations under government jurisdictions that impose income taxes. Changes in domestic or foreign income tax laws and regulations, or their interpretation, could result in higher or lower income tax rates assessed or changes in the taxability of certain revenues or the deductibility of certain expenses, and higher excise taxes thereby affecting our income tax expense and profitability. In addition, audits by income tax authorities could result in unanticipated increases in our income tax expense.

Limited or No Public Market for our securities.

There has been a limited public market for our Common Stock and no public market for our outstanding stock options and warrants. Our Common Stock is currently quoted on the OTCQB Market. The daily trading volume of our Common Stock has been limited.

We cannot predict the extent to which investor interest in our company will lead to the development of an active trading market or how liquid that market might become. The lack of an active market may reduce the value of shares of our Common Stock and impair the ability of our stockholders to sell their shares at the time or price at which they wish to sell them. An inactive market may also impair our ability to raise capital by selling our Common Stock and may impair our ability to acquire or invest in other companies, products, or technologies by using our Common Stock as consideration.

We may be unable to list our stock on a national exchange, such as NASDAQ.

There has been a limited public market for our Common Stock. Although it is our intention to qualify for the trading of our Common Stock on a national exchange, we may not meet or maintain certain qualifying requirements. If we are unable to meet these requirements, we may be limited to trading conducted on the OTCQB Market.

The market price of our Common Stock may be volatile and could decline.

The market price of our Common Stock has fluctuated substantially in the past and is likely to continue to be highly volatile and subject to wide fluctuations in the future. A number of factors could cause the market price of our Common Stock to decline, many of which we cannot control, including the following:

●	our ability to execute our business plan;

●	actual or anticipated changed in our operating results;

●	variations in our quarterly results;

●	changes in expectations relating to our products, plans, and strategic position or those of our competitors or customers;

●	announcements or introduction of technological innovations or new products by us or our competitors;

●	market conditions within our market;

●	the sale of even small blocks of Common Stock by stockholders;

●	price and volume fluctuations in the overall stock market from time to time;

●	significant volatility in the market price and trading volume of public companies in general and small emerging companies in particular;

●	changes in investor perceptions;

●	the level and quality of any research analyst coverage of our Common Stock, changes in earnings estimates or investment recommendations by securities analysis, or our failure to meet such estimates;

●	any financial guidance we may provide to the public, any changes in such guidance, or our failure to meet such guidance;

●	various market factors or perceived market factors, including rumors, whether or not correct, involving us, our customers, or our competitors;

●	future sales of our Common Stock;

●	Introductions of new products or new pricing policies by us or by our competitors;

●	regulatory or environmental laws that restrict the sale of ammunition containing lead;

●	acquisitions or strategic alliances by us or by our competitors;

●	litigation involving us, our competitors, or our industry;

●	regulatory, legislative, political, and other developments that may affect us, our customers, and the purchasers of our products;

●	the gain or loss of significant customers;

●	the volume and timing of customers’ orders;

●	recruitment or departure of key personnel;

●	developments with respect to intellectual property rights;

●	our international acceptance;

●	market conditions in our industry, the business success of our customers, and economy as a whole; and

●	general global economic and political instability.

In addition, the market prices of small emerging companies have experienced significant price and volume fluctuations that often have been unrelated or disproportionate to their operating performance. In the past, companies that have experienced volatility in the market price of their securities have been the subject of securities class action litigation. If we were the object of a securities class action litigation, it could result in substantial losses and divert management’s attention and resources form other matters.

Sales of large numbers of shares could adversely affect the price of our Common Stock.

Most of our Common Stock shares currently outstanding are restricted securities as that term is defined in Rule 144 under the Securities Act of 1933, as amended, or the Securities Act. All outstanding shares of Common Stock are or will be eligible for resale in the public markets at various times within the next six months with respect to affiliates, subject to compliance with the volume and manner of sale requirements of Rule 144 under the Securities Act of 1933, as amended, and with respect to all restricted securities held by affiliates.

In general, under Rule 144 as currently in effect, any person (or persons whose shares are aggregated for purposes of Rule 144) who beneficially owns restricted securities with respect to which at least six months has elapsed since the later of the date the shares were acquired from us, or from an affiliate of ours, is entitled to sell within any three-month period a number of shares that does not exceed the greater of 1% of the then outstanding shares of our Common Stock or the average weekly trading volume in our Common Stock during the four calendar weeks preceding such sale. Sales under Rule 144 also are subject to certain manner-of-sale provisions and notice requirements and to the availability of current public information about us. A person who is not an affiliate, who has not been an affiliate within three months prior to sale, and who beneficially owns restricted securities with respect to which at least six months has elapsed since the later of the date the shares were acquired from us, or from an affiliate of ours, is entitled to sell such shares under Rule 144 without regard to any of the volume limitations or other requirements described above. Sales of substantial amounts of Common Stock in the public market could adversely affect prevailing market prices.

In accordance with our recent offering of Units, consisting of Common Stock and warrants to purchase Common Stock, we are required to file a registration statement with the SEC registering 13,242,186 shares of Common Stock, including the shares that may be issued upon the exercise of the warrants contained in Units. We agreed to file an additional registration statements for approximately 11,783,853 shares of Common Stock, including the shares that may be issued upon the exercise of the warrants contained in Units. Once the registrations are effective, the holders of such Common Stock, including the Common Stock issuable upon the exercise of the warrants will be able to freely sell their shares, which could have a negative effect on the prevailing market prices.

As a former shell company, resales of shares of our restricted common stock in reliance on Rule 144 of the Securities Act are subject to the requirements of Rule 144(i).

We previously were a “shell company” and, as such, sales of our securities pursuant to Rule 144 under the Securities Act, cannot be made unless, among other things, at the time of a proposed sale, we are subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and have filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months, other than Form 8-K reports. Because, as a former shell company, the reporting requirements of Rule 144(i) will apply regardless of holding period, restrictive legends on certificates for shares of our common stock cannot be removed except in connection with an actual sale that is subject to an effective registration statement under, or an applicable exemption from the registration requirements of, the Securities Act. Because our unregistered securities cannot be sold pursuant to Rule 144 unless we continue to meet such requirements, any unregistered securities we issue will have limited liquidity unless we continue to comply with such requirements.

Conversion of warrants, and issuance of incentive stock grants may have a dilutive effective on our stock, and negatively impact the price of our Common Stock.

As of September 30, 2019, we had 8,853,432 warrants outstanding. Each warrant provides the holder the right to purchase up to one share of our Common Stock at a predetermined exercise price. The outstanding warrants consist of (1) warrants to purchase an aggregate of 349,060 shares of Common Stock at an average price of $2.50 per share until September 2020; (2) warrants to purchase 966,494 shares of Common Stock at an exercise price of $1.65 per share until April 2025; (3) warrants to purchase 4,641,745 shares of our Common Stock at an exercise price of $2.00 per share over the next three to five years; and (4) warrants to purchase 2,896,133 shares of Common Stock at an exercise price of $2.40 until March 2024.

In November 2017, the Board of Directors approved the 2017 Equity Incentive Plan, or (“the Plan”). Under the Plan, 485,000 shares of common stock were reserved and authorized to be issued. As of December 31, 2017, 200,000 shares of common stock were approved and issued under the Plan, and we recognized approximately $250,000 of related consulting expense. On January 10, 2018, 200,000 shares were awarded, and we recognized $330,000 of compensation expense. There are 85,000 shares remaining to be issued under the Plan.

We plan to adopt an Incentive Stock Plan designed to assist us in attracting, motivating, retaining, and rewarding high-quality executives, directors, officers, employees, and individual consultants by enabling such persons to acquire or increase a proprietary interest in our company to strengthen the mutuality of interests between such persons and our stockholders and providing such persons with performance incentives to expand their maximum efforts in the creation of stockholder value under the plan. We will be able to grant stock options, restricted stock, restricted stock units, stock appreciation rights, bonus stocks, and performance awards under the plan.

To the extent that any of the outstanding warrants and options described above are exercised, dilution, to the interests of our stockholders may occur. For the life of such warrants and options, the holders will have the opportunity to profit from a rise in the price of the Common Stock with a resulting dilution in the interest of the other holders of Common Stock. The existence of such warrants and options may adversely affect the market price of our Common Stock and the terms on which we can obtain additional financing, and the holders of such warrants and options can be expected to exercise them at a time when we would, in all likelihood, be able to obtain additional capital by an offering of our unissued capital stock on terms more favorable to us than those provided by such warrants and options.

Effect of Issuance of Preferred Stock.

Our Certificate of Incorporation allows us to issue Preferred Stock with voting, liquidation, and dividend rights senior to those of the Common Stock without the approval of our stockholders. The issuance of Preferred Stock could have the effect of making it more difficult for a third party to acquire a majority of the outstanding stock of our company and result in the dilution of the value of the then current stockholders’ Common Stock. We have no current plans to issue shares of Preferred Stock.

Resale of Common Stock.

All of our outstanding shares of Common Stock and shares of our Common Stock that may be issued upon the exercise of our outstanding options and warrants may only be resold if they are registered pursuant to an effective registration statement under the Securities Act or are resold pursuant to an applicable exemption and are qualified or exempt under the securities laws of the applicable states. We filed a registration statement under the Securities Act covering the resale of shares of Common Stock issued or underlying warrants sold by a private placement that closed in April 2018. This registration statement was declared effective by the Securities and Exchange Commission in September 2019. We agreed to file registration statements for our Convertible Promissory Note offering ending January 2019 and our current placement agent agreement. In the absence of this registration statement, such sale of such shares of our Common Stock could only be made under Rule 144.

We do not expect to pay any dividends for the foreseeable future.

We do not anticipate paying any dividends to our stockholders for the foreseeable future. Accordingly, stockholders may have to sell some or all of their Common Stock to generate cash flow from their investment. Stockholders may not receive a gain on their investment when they sell our Common Stock and may lose some or all of the amount of their investment. Any determination to pay dividends in the future will be made at the discretion of our board of directors and will depend on our results of operations, financial conditions, contractual restrictions, restrictions imposed by applicable law, and other factors our board of directors deems relevant.

Failure to achieve and maintain effective internal controls in accordance with Section 404 of the Sarbanes-Oxley Act could have a material adverse effect on our ability to produce accurate financial statements and on our stock price.

Under SEC regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, we are required to furnish a report by our management on our internal control over financial reporting with our Form 10-K. The internal control report must contain (1) a statement of management’s responsibility for establishing and maintaining adequate internal control over financial reporting, (2) a statement identifying the framework used by management to conduct the required evaluation of the effectiveness of our internal control over financial reporting, and (3) management’s assessment of the effectiveness of our internal control over financial reporting as of the end of our most recent fiscal year, including a statement as to whether or not internal control over financial reporting is effective.

To achieve compliance with the applicable SEC regulations within the prescribed future period, we would be required to engage in a process to document and evaluate our internal control over financial reporting, which is both costly and challenging. Despite our efforts, we can provide no assurance as to our conclusions with respect to the effectiveness of our internal control over financial reporting. There is a risk that we will be able to conclude that our internal controls over financial reporting are effective, as has been the case with a significant number of companies attempting to comply with these regulations for the first time. This could result in an adverse reaction in the financial markets resulting from a loss of confidence in the reliability of our financial statements.

If we fail to comply in a timely manner with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 regarding internal control over financial reporting or to remedy any material weaknesses in our internal controls that we may identify, such failure could result in material misstatements in our financial statements, cause investors to lose confidence in our reported financial information, limit our ability to raise needed capital, and have a negative effect on the trading price of our Common Stock.

Although our Common Stock is not currently a penny stock, it has been a penny stock in the past and may be considered a penny stock in the future.

The SEC has adopted a number of rules to regulate “penny stocks” that restricts transactions involving stock which is deemed to be penny stock. Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, 15g-7, and 15g-9 under the Securities and Exchange Act of 1934, as amended. These rules may have the effect of reducing the liquidity of penny stocks. “Penny stocks” generally are equity securities with a price of less than $5.00 per share, other than securities: (i) registered on certain national securities exchanges if current price and volume information with respect to transactions in such securities is provided by the exchange; (ii) quoted on the Nasdaq Stock Market if current price and volume information with respect to transactions in such securities is provided by the system; (iii) issued by an issuer that has net tangible assets (i.e., total assets less intangible assets and liabilities) in excess of $2,000,000, if the issuer has been in continuous operation for at least three years, or $5,000,000, if the issuer has been in continuous operation for less than three years; or (iv) issued by an issuer that has average revenue of at least $6,000,000 for the last three years. As of the date of our most recent audited financial statements reported on by an independent public accountant, we have net tangible assets in excess of $5,000,000. As such, our Common Stock is not a penny stock. Nonetheless, our Common Stock has in the past constituted, and may again in the future constitute, “penny stock” within the meaning of the rules. The additional sales practice and disclosure requirements imposed upon U.S. broker-dealers may discourage such broker-dealers from effecting transactions in shares of our Common Stock, which could severely limit the market liquidity of such shares and impede their sale in the secondary market.

A U.S. broker-dealer selling penny stock to anyone other than an established customer or “accredited investor” (generally, an individual with net worth in excess of $1,000,000 or an annual income exceeding $200,000, or $300,000 together with his or her spouse) must make a special suitability determination for the purchaser and must receive the purchaser’s written consent to the transaction prior to sale, unless the broker-dealer or the transaction is otherwise exempt. In addition, the “penny stock” regulations require the U.S. broker-dealer to deliver, prior to any transaction involving a “penny stock”, a disclosure schedule prepared in accordance with SEC standards relating to the “penny stock” market, unless the broker-dealer or the transaction is otherwise exempt. A U.S. broker-dealer is also required to disclose commissions payable to the U.S. broker-dealer and the registered representative and current quotations for the securities. Finally, a U.S. broker-dealer is required to submit monthly statements disclosing recent price information with respect to the “penny stock” held in a customer’s account and information with respect to the limited market in “penny stocks”.

Stockholders should be aware that, according to the SEC, the market for “penny stocks” has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) “boiler room” practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, resulting in investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities.

Although our Common Stock is not currently a penny stock, no assurance can be given that our Common Stock will ever be listed on The Nasdaq Stock Market or any other exchange, or that our net tangible assets will continue to exceed $5,000,000 for the next year of operations or that our net tangible assets will exceed $2,000,000 thereafter such that our common stock will remain a non-penny stock.

Our certification of incorporation designates the Court of Chancery in the State of Delaware as the sole and exclusive forum for actions or proceedings that may be initiated by our stockholders, which could discourage claims or limit shareholders’ ability to make a claim against the Company, our directors, officers, and employees.

Our Amended and Restated Certificate of Incorporation states that unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) an action asserting a claim of break of fiduciary duty owed by any direction, officer, or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers, or employees arising pursuant to any provision of the Delaware General Corporation Law or the Corporation’s certificate of incorporation or bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers, or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction.

These exclusive forum provisions do not apply to claims under the Securities Act or the Exchange Act. The exclusive forum provision may discourage claims or limit shareholders’ ability to submit claims in a judicial forum that they find favorable and may create additional costs as a result. If a court were to determine the exclusive forum provision to be inapplicable and unenforceable in an action, we may incur additional costs in conjunction with our efforts to resolve the dispute in an alternative jurisdiction, which could have a negative impact on our results of operations.

ITEM H-LOCK-UP AGREEMENT

LOCK-UP AGREEMENT

January 2, 2020

Re:	Subscription Agreement, dated January 2, 2020, by and between AMMO, Inc. and the purchasers signatory thereto (the “Purchasers”)

Ladies and Gentlemen:

The undersigned irrevocably agrees with the Company that, from the date hereof until the earlier of (i) the Maturity Date (as defined in that certain 8% Convertible Promissory Note issued on the same date as the signing of the Subscription Agreement) and (ii) 120 days following the date of the closing of the Qualified Financing (as defined in the Subscription Agreement) entered into by and between AMMO, Inc. (the “Company”) and the Purchasers (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate) of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any shares of common stock of the Company or securities convertible, exchangeable or exercisable into, shares of common stock of the Company beneficially owned, held or hereafter acquired by the undersigned (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this letter agreement.

The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this letter agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Subscription Agreement.

This letter agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This letter agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this letter agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

This letter agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Company.

*** SIGNATURE PAGE FOLLOWS***

This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature

Print Name

Position in Company, if any

Address for Notice:

Number of shares of Common Stock

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this letter agreement.

AMMO, INC.

By:
Name:
Title:

ITEM I-SEC REPORTS

10-K: https://www.sec.gov/Archives/edgar/data/1015383/000149315219010007/form10-k.htm

Q1 10-Q: https://www.sec.gov/Archives/edgar/data/1015383/000149315219012571/form10-q.htm

Q2 10-Q: https://www.sec.gov/Archives/edgar/data/1015383/000149315219017588/form10-q.htm

ITEM J-INVESTOR PRESENTATION